     As filed with the Securities and Exchange Commission on August 1, 2003

                                                     Registration Nos. 811-06241
                                                                            333-

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No.           ____

[_] Post-Effective Amendment No.          ____
(Check appropriate Box or Boxes)


                             LOOMIS SAYLES FUNDS II
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 449-2801
                                 --------------
                        (Area Code and Telephone Number)

                399 Boylston Street, Boston, Massachusetts 02116
                ------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

                                    Copy to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110

   As soon as practicable after this Registration Statement becomes effective.
   ---------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                    CALCULATION OF REGISTRATION FEE UNDER THE
                             SECURITIES ACT OF 1933
--------------------------------------------------------------------------------

Title of Securities Being Registered: Shares of beneficial interest, no par value, of Loomis Sayles Growth Fund.

The Registrant has registered an indefinite amount of its shares of beneficial interest under the Securities Act of 1933, pursuant to Rule 24F-2 under the Investment Company Act of 1940. No filing fee is due because of reliance on
Section 24(f).

It is proposed that this filing will become effective on August 31, 2003 pursuant to Rule 488.

September 15, 2003


Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for CDC Nvest Large Cap Growth Fund. The fund will hold a special meeting of shareholders on November 11, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the proxy statement for an overview of the proposed changes. We've summarized some important facts here. Reading this letter completely may make your review of the prospectus/proxy statement easier.

Q: What is the         You are being asked to approve the acquisition of CDC
proposal?              Nvest Large Cap Growth Fund by Loomis Sayles Growth Fund.
                       If the acquisition is approved, you will receive corresponding shares of Loomis Sayles Growth Fund.

Q: Why is this change  The merger of CDC Nvest Large Cap Growth Fund into Loomis
being made and what    Sayles Growth Fund is part of a larger initiative aimed
does it mean to me?    at adding funds that are managed by Loomis Sayles into
                       the CDC Nvest fund family. If approved, the acquisition would allow shareholders of CDC Nvest Large Cap Growth
                       Fund to invest in a larger combined fund with the potential for better long-term growth. Here are some of the advantages of this merger:

                       Lower expenses and better growth prospects. The expense ratio of Loomis Sayles Growth Fund is lower than that of CDC Nvest Large Cap Growth Fund. Additionally, we believe the combined fund will be better able to grow in size and take advantage of possible economies of scale.

                       Same level of service. As a shareholder of Loomis Sayles Growth Fund, you will continue to enjoy the same services you currently enjoy as a CDC Nvest Large Cap Growth Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

                       Continued investment in CDC Nvest Funds. If the acquisition is approved, CDC Nvest Large Cap Growth Fund shareholders will keep their investment in the CDC Nvest Funds family - and the benefit of exchange privileges as well.

Q: What are some of    CDC Nvest Large Cap Growth Fund must invest at least 80%
the differences in     of its assets in investments in companies that have a
the principal          market capitalization within the capitalization range of
investment strategies  the Russell 1000 Growth Index. The Loomis Sayles Growth
of both funds?         Fund focuses on stocks of large capitalization companies,
                       although it may invest in companies of any size.

                       Portfolio Managers

                       Loomis Sayles Growth Fund is managed by Mark Baribeau, Pamela Czekanski, and Richard Skaggs. This team has a combined 56 years of experience.

                       Please review the enclosed prospectus/proxy statement for a more complete comparison of the investment goals, strategies, and policies of Loomis Sayles Growth Fund and CDC Nvest Large Cap Growth Fund.

Q: Who will bear the   The expenses related to the meeting and solicitation of
costs of the meeting?  proxies will not be passed on to shareholders.


Q: What are the tax    The acquisition of CDC Nvest Large Cap Growth Fund is
implications?          expected to be tax-free to shareholders for federal
                       income tax purposes. No gain or loss is expected to be realized by the fund or any shareholders as a result of this change.

Remember - your vote counts
Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. The funds are using Alamo Direct a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice
You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or by calling the toll-free number from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone, or Internet.

Thank you for your cooperation in voting on these important proposals. Please take a few moments to review the details of the proposals. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,

/s/ John T. Hailer

John T. Hailer
President

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 11, 2003

                             CDC NVEST FUNDS TRUST I
                         CDC Nvest Large Cap Growth Fund

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of CDC Nvest Large Cap Growth Fund will be held at 2:00 p.m. Eastern time on Tuesday, November 11, 2003 at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, for the following purposes:

     1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of CDC Nvest Large Cap Growth Fund to, and the assumption of all of the liabilities of CDC Nvest Large Cap Growth Fund by, Loomis Sayles Growth Fund, a series of Loomis Sayles Funds II, in exchange for shares of the Loomis Sayles Growth Fund, and the distribution of such shares to the shareholders of CDC Nvest Large Cap Growth Fund in complete liquidation of CDC Nvest Large Cap Growth Fund.

     2. To consider and act upon any other matters that properly come before the Meeting and any adjourned session of the Meeting.

     Shareholders of record at the close of business on September 15, 2003 are entitled to notice of and to vote at the Meeting and any adjourned session thereof.

                                   By order of the Board of Trustees,

                                   John E. Pelletier, Secretary

September 15, 2003

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET, BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                       -----------------------------------

                           PROSPECTUS/PROXY STATEMENT

                       -----------------------------------

                               September 15, 2003

                  Acquisition of the Assets and Liabilities of
                         CDC Nvest Large Cap Growth Fund
                       a series of CDC Nvest Funds Trust I
                               399 Boylston Street
                           Boston, Massachusetts 02116
                                  800-225-5478

                        By and in Exchange for Shares of
                            Loomis Sayles Growth Fund
                       a series of Loomis Sayles Funds II
                               399 Boylston Street
                           Boston, Massachusetts 02116
                                  800-225-5478

     This combined Prospectus/Proxy Statement (the "Prospectus/Proxy Statement") contains information you should know before voting on the proposed acquisition of CDC Nvest Large Cap Growth Fund (the "Large Cap Growth Fund") by Loomis Sayles Growth Fund (the "Growth Fund" and, together with the Large Cap Growth Fund, the "Funds") at a Special Meeting of Shareholders of the Large Cap Growth Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern time on November 11, 2003, at the offices of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. Please read this Prospectus/Proxy Statement and keep it for future reference.

     The Proposal in this Prospectus/Proxy Statement relates to the acquisition of the Large Cap Growth Fund by the Growth Fund (the "Acquisition"). The Funds are each registered open-end management investment companies. The investment goal of the Growth Fund is long-term growth of capital. The investment goal of the Large Cap Growth Fund is to seek long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. If shareholders of the Large Cap Growth Fund approve the Agreement and Plan of Reorganization relating to the Acquisition and the Acquisition occurs, the Large Cap Growth Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Growth Fund in exchange for shares of the same class of the Growth Fund with the same aggregate net asset value as the net asset value of the assets and liabilities transferred. After that exchange, shares of each class received by the Large Cap Growth Fund will be distributed pro rata to its shareholders of the same class, and shareholders of the Large Cap Growth Fund will become shareholders of the Growth Fund.

     The Trustees of CDC Nvest Funds Trust I ("Trust I"), who are also Trustees of Loomis Sayles Funds II (the "Loomis Sayles Trust" and, together with Trust I, the "Trusts"), have set September 15, 2003 as the record date (the "Record Date") for determining which shareholders of the Large Cap Growth Fund are entitled to vote at the Meeting and any adjourned session thereof.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated in this Prospectus/Proxy Statement by reference:

     . The Class A, B and C Prospectus of the CDC Nvest Equity Funds, which includes the Large Cap Growth Fund, dated May 1, 2003, as supplemented on June 6, 2003, June 20, 2003 and July 21, 2003.

     . The Class Y Prospectus of the CDC Nvest Equity Funds, which includes the Large Cap Growth Fund, dated May 1, 2003, as supplemented on June 6, 2003, June 20, 2003 and July 21, 2003.

     . The Statement of Additional Information Parts I and II of the CDC Nvest Equity Funds, which includes the Large Cap Growth Fund, dated May 1, 2003, as supplemented on July 1, 2003 and July 21, 2003.

     . Management's discussion of Fund performance, the Report of Independent Accountants and financial statements included in the Annual Report to shareholders of the Large Cap Growth Fund for the fiscal year ended December 31, 2002.

     . The Statement of Additional Information of the Growth Fund dated September 15, 2003, relating to the Acquisition described in this Prospectus/Proxy Statement.

     This Prospectus/Proxy Statement concisely sets forth information about the Growth Fund that a prospective investor ought to know before investing and should be retained for future reference. Each Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 800-225-5478 or you may write to either Fund at the address listed on the cover of this Prospectus/Proxy Statement. You may also obtain many of these documents by accessing your Fund's web site at www.cdcnvestfunds.com or www.loomissayles.com. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, Washington, DC 20549-0102 or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov, or by writing the Public Reference Room at its Washington, DC address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

     The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

     Shares of the Growth Fund are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ...............................................................
THE PROPOSAL ........................................................................
     The Proposal ...................................................................
     Principal Investment Risks .....................................................
     Information about the Acquisition ..............................................
          Terms of the Agreement and Plan of Reorganization .........................
          Shares You Will Receive ...................................................
          Reasons for the Acquisition ...............................................
          Performance Information ...................................................
          Federal Income Tax Consequences ...........................................
          Declarations of Trust .....................................................
          Dividends and Distributions ...............................................
          Capitalization ............................................................
          Required Vote for the Proposal ............................................
INFORMATION REGARDING VOTING AND CONDUCT OF MEETING .................................
     Voting Information .............................................................
     Information About Proxies and the Conduct of the Meeting .......................
OTHER INFORMATION ...................................................................
     Appendix A .....................................................................
     Appendix B .....................................................................
     Appendix C .....................................................................
     Appendix D .....................................................................
     Appendix E .....................................................................

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement prior to submitting your vote.

1.   What is being proposed?

The Trustees of Trust I are recommending that the Growth Fund acquire the Large Cap Growth Fund. This means that the Growth Fund would acquire all of the assets and assume all the liabilities of the Large Cap Growth Fund in exchange for shares of the Growth Fund. If the Acquisition is approved and consummated, you will receive shares of the Growth Fund of the same class and with an aggregate net asset value equal to the aggregate net asset value of your Large Cap Growth Fund shares as of the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around November 14, 2003, or on such other date as the Trusts may agree.

Please note that if shareholders of the Large Cap Growth Fund do not approve the Acquisition, the Trustees of the Trusts may take such further action, potentially including the liquidation of the Large Cap Growth Fund, as they may deem to be in the best interests of the Funds.

2.   Why is the Acquisition being proposed?

CDC IXIS Advisers, the investment adviser to the Large Cap Growth Fund, is proposing the Acquisition to enable shareholders of the Large Cap Growth Fund to invest in a larger combined fund with better long-term growth prospects. The Trustees of Trust I recommend approval of the Acquisition because of the advantages that they believe the Acquisition offers to shareholders of the Large Cap Growth Fund. These advantages include the following:

   . Lower expenses. The Growth Fund's net expense ratio is lower than the Large
     Cap Growth Fund's net expense ratio. In addition, CDC IXIS Advisers believes the combined fund will be better able to grow in size and benefit from possible economies of scale.

   . Sales trends. CDC IXIS Advisers believes the Large Cap Growth Fund has not achieved sufficient sales growth and is not expected to do so in the near future and that potentially, a combined fund would do comparatively better to achieve long-term viability.

   . Same level of shareholder services. Large Cap Growth Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Growth Fund as they currently enjoy as Large Cap Growth Fund shareholders.

   . Continued investment in the CDC Nvest Funds. The proposed Acquisition will permit Large Cap Growth Fund shareholders to keep their investment in an open-end mutual fund in the CDC Nvest Funds family. In addition, shareholders will not recognize gain or loss for federal income tax purposes. If the Large Cap Growth Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, current gain or loss would be recognized for federal income tax purposes.

Please review "Information about the Acquisition - Reasons for the Acquisition" in the Proposal section of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees of the Trusts.

3. How do the investment goals, strategies and policies of the Large Cap Growth Fund and the Growth Fund compare?

Shareholders of the Large Cap Growth Fund should note that, although the investment goal and principal investment strategies of the Large Cap Growth Fund are generally similar to those of the Growth Fund, there are differences. For example, the Large Cap Growth Fund must invest at least 80% of its net assets in stocks of companies that have market capitalizations within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies, whereas the Growth Fund generally invests in stocks of large capitalization companies, but may invest in companies of any size. Please see the table below for more information comparing the investment goals and strategies of the Funds.

This table shows the investment goal and principal investment strategies of each Fund. For more detail on the investment goals, strategies and policies of the Large Cap Growth Fund and the Growth Fund, see the Large Cap Growth Fund's prospectuses and Appendix A, respectively.

---------------------------------------------------------------------------------------------------------------------------------
                   Large Cap Growth Fund                                                  Growth Fund

---------------------------------------------------------------------------------------------------------------------------------
Investment Goal:  The Large Cap Growth Fund seeks             Investment Goal: The Growth Fund seeks long-term growth of
long-term growth of capital by investing in equity            capital.
securities of companies with large market capitalizations
that the subadviser believes have better than average
long-term growth potential.
---------------------------------------------------------------------------------------------------------------------------------

Principal Investment Strategies:  The Large Cap Growth        Principal Investment Strategies: The Growth Fund seeks to achieve
Fund seeks to achieve its investment goal as follows:         its investment goal as follows:

..    Under normal market circumstances, the Fund will         .   The Fund invests primarily in equity securities, including
     invest at least 80% of its net assets in investments         common stocks, convertible securities and warrants. The
     in companies that have market capitalization within          Fund focuses on stocks of large capitalization companies,
     the capitalization range of the Russell 1000 Growth          but the  Fund may invest in  companies of any size.
     Index, a nationally recognized index of growth-
     oriented companies.

                                                              .   In deciding which securities to buy and sell, the Fund's
..    The Fund's subadviser uses rigorous fundamental              adviser generally seeks to identify well-managed companies
     research and active management to analyze a broad            that it believes have a leading position within their
     selection of company or industry sectors and to seek         industry. The adviser then targets those companies that it
     companies with the following characteristics, although       believes have the potential for strong revenue growth,
     not all of the companies selected will have these            accelerating earnings growth and rising

     attributes: sustainable competitive advantage,              profit margins
     positive earnings trends, quality management and
     strong financials.                                          The Fund's adviser looks for companies that it
                                                                 believes have dynamic earnings growth and
                                                                 prospects for high levels of profitability,
..    In selecting investments for the Fund's portfolio,          sustainable competitive advantages driven by
     the Fund's subadviser employs the following                 proprietary products or technologies and solid
     strategies: screen for companies with at least $1           management whose interests are aligned with
     billion in market capitalization, screen for strong         those of the company's shareholders.
     earnings and revenue growth over rolling 1, 3 and
     5-year periods, apply growth rate analysis and          .   The Fund typically buys stocks of companies
     industry research to select 40-50 strong stocks for         that the Fund's adviser believes are
     the portfolio and target stocks for sale due to             undervalued relative to future growth
     underperformance in earnings relative to targets,           prospects. The Fund typically sells a stock
     unfavorable changes in the company or its industry or       when the adviser believes the company's
     when price targets are achieved.                            expected earnings or competitive situation no
                                                                 longer meet the adviser's expectations.
..    The Fund may purchase money market or high quality
     debt securities for temporary defensive purposes in     .   For temporary defensive purposes, the Fund may
     response to adverse market, economic, political or          invest any portion of its assets in cash or in
     other conditions. These investments may prevent the         any securities the adviser deems appropriate.
     Fund from achieving its investment goal.                    The Fund may miss certain investment
                                                                 opportunities if it uses defensive strategies
..    The Fund may invest in foreign securities including         and thus may not achieve its investment objective.
     American Depositary Receipts, which are securities
     issued by a U.S. bank that represent shares of a        .   The Fund may invest a portion of its assets in
     foreign company.                                            securities of Canadian issuers and up to 20%
                                                                 of its assets in other foreign securities,
                                                                 including emerging markets securities.

                                                             .   The Fund may engage in foreign currency
                                                                 hedging transactions and also may invest in
                                                                 Rule 144A securities.
--------------------------------------------------------------------------------------------------------------------

The following highlights the differences in the principal investment strategies that each Fund uses to achieve its investment goal:

         . Large Cap Growth Fund must invest at least 80% of its net assets in stocks of companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, whereas the Growth Fund generally invests in stocks of large capitalization companies, but may invest in companies of any size.

         . The principal investment strategies of the Growth Fund may include investing in emerging markets securities, Rule 144A securities and engaging in foreign currency hedging transactions, whereas the principal investment strategies of the Large Cap Growth Fund do not include these specific investment strategies although the Large Cap Growth Fund may invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

The Growth Fund is subject to certain non-fundamental investment restrictions to which the Large Cap Growth Fund is not subject. The Growth Fund may not: (1) invest in companies for the purpose of exercising control or management; (2) pledge, mortgage, hypothecate or otherwise encumber any of its assets (except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by the Fund's fundamental investment restrictions); (3) participate on a joint or joint and several basis in any trading account in securities (the "bunching" of orders for the purchase or sale of portfolio securities with the Fund's adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction) (4) write or purchase puts, calls or combinations of both, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (b) purchase and sell put and call options on securities, and (c) write, purchase and sell put and call options on currencies and enter into currency forward contracts; or borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

Except as noted above, the Funds are subject to substantially similar investment policies and restrictions, including fundamental investment restrictions. For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

4. How do the risks of investing in the Large Cap Growth Fund compare to the risks of investing in the Growth Fund.

Because the two Funds have similar investment goals and policies, they are subject to similar, although not identical, risks. For a discussion of the principal risks associated with an investment in the Funds, please see "Principal Investment Risks" in the Proposal section of this Prospectus/Proxy Statement.

5. How do the portfolio management arrangements of the Large Cap Growth Fund compare to those of the Growth Fund?

CDC IXIS Advisers serves as the investment adviser of the Large Cap Growth Fund. The Large Cap Growth Fund's investment portfolio is managed by its sub-adviser, Vaughan, Nelson, Scarborough & McCullough, L.P. The Growth Fund's investment portfolio is managed by its investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"). The Growth Fund does not have a sub-adviser.

6. How do the management fees and expenses of the Funds compare and what are they estimated to be following the Acquisition?

The following tables allow you to compare the management fees and expenses of the Large Cap Growth Fund and the Growth Fund, and to analyze the estimated expenses that Loomis Sayles, the investment adviser to the Growth Fund, expects the combined fund to bear in the first year following the Acquisition.

The shareholder fees presented below apply to shares of each Fund, and will apply to the combined fund after giving effect to the Acquisition. Shareholders of the Large Cap Growth Fund will not pay additional sales charges as a result of the Acquisition, although contingent deferred sales charges ("CDSCs") will continue to apply. For purposes of determining the CDSC applicable to Large Cap Growth Fund shareholders who become Growth Fund shareholders as a result of the Acquisition, the amount of time that the shareholder held his or her Large Cap Growth Fund shares will be added (or "tacked") to the length of time the shareholder held the Growth Fund shares acquired in the Acquisition.

Annual Fund Operating Expenses are deducted from each Fund's assets. They include management and administration fees, Rule 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses incurred by each of the Large Cap Growth Fund for its last fiscal year (ended December 31, 2002) and the Growth Fund for its last fiscal year (ended September 30, 2002) and expenses that Loomis Sayles estimates the combined fund would have incurred during the twelve months ended March 31, 2003, after giving effect to the Acquisition on a pro forma basis assuming the Acquisition had occurred as of April 1, 2002.

Shareholder Fees (For Both Funds)
(fees paid directly from your investment)

                                                                       Class A      Class B    Class C      Class Y
   Maximum sales charge (load) imposed on purchases (as a               5.75%        None       1.00%/(3)/    None
   percentage of the offering price) /(1)(2)/
 ---------------------------------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a percentage of             1.00%/(4)/   5.00%      1.00%         None
   original purchase price or redemption proceeds, as
   applicable)/(2)/
 ---------------------------------------------------------------------------------------------------------------------
   Redemption fee/(5)/                                                  None         None       None          None

--------------
(1) A reduced sales charge on Class A and Class C shares may apply. See "Ways to Reduce or Eliminate Sales Charges" in Appendix A.
(2)  Does not apply to reinvested distributions.
(3) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges into or additional purchases of Class C shares.
(4) A 1.00% CDSC applies with respect to certain purchases of Class A shares greater than $1,000,000 that are redeemed within one year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" in Appendix A.
(5) Generally, a transaction fee will be charged for expedited payment of redemption proceeds, such as by wire or overnight delivery.



Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                   Large Cap Growth Fund(1)                          Growth Fund(2)

                            Class A   Class B   Class C    Class Y    Class A+    Class B++   Class C++     Class Y+
Management fees              0.90%     0.90%     0.90%      0.90%       0.50%       0.50%       0.50%        0.50%
-----------------------------------------------------------------------------------------------------------------------
Distribution and/or                                                     0.25%       1.00%*      1.00%*       0.00%
service (12b-1) fees         0.25%     1.00%*    1.00%*     0.00%
-----------------------------------------------------------------------------------------------------------------------
Other expenses               1.37%     1.37%     1.37%      0.87%       4.45%       4.45%       4.45%        0.82%
-----------------------------------------------------------------------------------------------------------------------
Total annual fund                                                       5.20%       5.95%       5.95%        1.32%
operating expenses           2.52%     3.27%     3.27%      1.77%
-----------------------------------------------------------------------------------------------------------------------
Fee waiver and/or expense                                               4.10%       4.10%       4.10%        0.47%
reimbursement                1.12%     1.12%     1.12%      0.62%
-----------------------------------------------------------------------------------------------------------------------
Net expenses                 1.40%     2.15%     2.15%      1.15%       1.10%       1.85%       1.85%        0.85%
-----------------------------------------------------------------------------------------------------------------------

                                                                  Growth Fund

                                                              (pro forma combined)

                                                  Class A     Class B     Class C     Class Y
              Management fees                      0.50%       0.50%       0.50%       0.50%
            ----------------------------------------------------------------------------------
              Distribution and/or service
              (12b-1) fees                         0.25%       1.00%*      1.00%*      0.00%
            ----------------------------------------------------------------------------------
              Other expenses                       1.10%       1.10%       1.10%       0.52%
            ----------------------------------------------------------------------------------
              Total annual fund operating
              expenses                             1.85%       2.60%       2.60%       1.02%
              Fee waiver and/or expense
              reimbursement                        0.75%       0.75%       0.75%       0.17%
              Net expenses                         1.10%       1.85%       1.85%       0.85%

---------
 (1) CDC IXIS Advisers has given a binding undertaking to the Fund to limit the amount of the Fund's total annual operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15%, 2.15% and 1.15% of the Fund's average daily net assets for Classes A, B, C and Y shares, respectively. This undertaking is in effect through April 30, 2004 and will be reevaluated on an annual basis thereafter.
(2) [Loomis Sayles has given a binding undertaking to the Fund to limit the amount of the Fund's total annual operating expenses, [exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses,] to 1.10%, 1.85%, 1.85% and 0.85% of the Fund's average daily net assets for Classes A, B, C and Y shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter.]
* Because of the higher Rule 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
+ [Retail Class and Institutional Class shares of the Fund were converted into newly created Class A and Class Y shares of the Fund, respectively, on [September 12], 2003. Expense information in this table for these classes has been restated to reflect the Class A and Class Y fees and expenses at fiscal year ending September 30, 2002. Class A expenses are based on Retail Class expenses adjusted for class specific expenses.
      Class Y expenses are based on Institutional Class expenses.
++ [Class B and Class C shares of the Fund were not outstanding during the fiscal year ended September 30, 2002. Expenses shown for Class B and Class C shares are based upon the Fund's Class Y shares, adjusted to reflect fees and expenses of each class at fiscal year ending September 30, 2002, based on Retail Class expenses, adjusted for class specific expenses. "Other Expenses" for these classes are based on estimated amounts for the current fiscal year.]

Expense Examples*
(your actual costs may be higher or lower)

The following examples help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in the Growth Fund, both for the most recently completed fiscal year and on a pro forma basis, and also allow you to compare this with the cost of investing in other mutual funds. The examples, which are based on the expenses shown above, use the following hypothetical conditions:

         .   $10,000 initial investment
         .   5% total return for each year
         .   Each Fund's operating expenses remain the same; and
         .   Assumes reinvestment of all dividends and distributions.

Although your actual costs and returns may be higher or lower, the examples show what your costs would be based on these assumptions.

------------------------------------------------------------------------------------------------------------------------
                             Large Cap Growth Fund*                                     Growth Fund*
------------------------------------------------------------------------------------------------------------------------
                Class A         Class B              Class C         Class A         Class B              Class C
------------------------------------------------------------------------------------------------------------------------
                             (1)       (2)        (1)       (2)                   (1)       (2)        (1)       (2)
------------------------------------------------------------------------------------------------------------------------
1 year          $  709     $  718     $  218    $  416     $  316    $  681     $  688     $  188    $  386     $  286
------------------------------------------------------------------------------------------------------------------------
3 years         $1,214     $1,202     $  902    $  993     $  993    $1,697     $1,704     $1,404    $1,490     $1,490
------------------------------------------------------------------------------------------------------------------------
5 years         $1,743     $1,811     $1,611    $1,695     $1,695    $2,709     $2,797     $2,597    $2,671     $2,671
------------------------------------------------------------------------------------------------------------------------
10 years**      $3,187     $3,319     $3,319    $3,556     $3,556    $5,223     $5,345     $5,345    $5,526     $5,526
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                    Large Cap Growth Fund*              Growth Fund*
----------------------------------------------------------------------------
                           Class Y                        Class Y
----------------------------------------------------------------------------

----------------------------------------------------------------------------
1 year                      $  117                         $   87
----------------------------------------------------------------------------
3 years                     $  497                         $  372
----------------------------------------------------------------------------
5 years                     $  901                         $  678
----------------------------------------------------------------------------
10 years                    $2,033                         $1,549
----------------------------------------------------------------------------


------------------------------------------------------------------------------
                                   Growth Fund

                              (pro forma combined)*
------------------------------------------------------------------------------
                Class A         Class B              Class C         Class Y
------------------------------------------------------------------------------
                             (1)       (2)        (1)       (2)
------------------------------------------------------------------------------
1 year          $  681     $  688     $  188    $  386     $  286    $   87
------------------------------------------------------------------------------
3 years         $1,055     $1,037    $   737    $  830     $  830    $  308
------------------------------------------------------------------------------
5 years         $1,452     $1,513     $1,313    $1,400     $1,400    $  547
------------------------------------------------------------------------------
10 years**      $2,562     $2,695     $2,695    $2,950     $2,950    $1,232
------------------------------------------------------------------------------

---------
* The examples are based upon the net expenses shown above for the 1-year period and on the total annual fund operating expenses for the remaining years. ** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.
(1) Assumes redemption of shares at end of each period.
(2) Assumes no redemption of shares.

Significant assumptions underlying the pro forma Annual Fund Operating Expenses and Expenses Examples are as follows: (1) the Fund's current contractual agreements will remain in place; (2) certain duplicate costs involved in operating the Large Cap Growth Fund will be eliminated as a result of the Acquisition; and (3) expense ratios are based on pro forma combined average net assets for the twelve months ended March 31, 2003.

7. What class of shares will you receive in the Growth Fund if the Acquisition occurs?

You will receive the same class of shares of the Growth Fund that you currently own in the Large Cap Growth Fund. These shares will have the same exchange rights, will bear the same CDSC upon redemption, and, in the case of Class B shares, will convert to Class A shares at the same time as your current shares. The shares will also have the same distribution, purchase and redemption procedures as your current shares. Please see Appendix A for more information on shares of the Growth Fund.

8. Will you be permitted to redeem your shares prior to the Acquisition?

You are not required to remain a shareholder of the Large Cap Growth Fund until the Acquisition. Prior to the Acquisition, you may redeem your shares or exchange your shares for shares of the same class of other CDC Nvest Funds, as described and subject to the limitations in the current prospectuses of the Large Cap Growth Fund. Please note that any redemptions will be subject to CDSCs, if applicable to your class of shares, and that both redemptions and exchanges may have negative tax consequences.

9. What are the federal income tax consequences of the Acquisition?

The Acquisition will be tax free to you for federal income tax purposes. This means that no gain or loss will be recognized by the Large Cap Growth Fund, or any of its shareholders, as a result of the Acquisition. Furthermore, the aggregate federal tax basis of your Large Cap Growth Fund shares will equal the aggregate federal tax basis of your new shares in the Growth Fund, and your holding period in your new shares in the Growth Fund will for federal income tax purposes include the time you held the Large Cap Growth Fund shares you surrendered in the Acquisition if you held your Large Cap Growth Fund shares as capital assets.

Immediately prior to the Acquisition, the Large Cap Growth Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

At any time prior to the Acquisition, a shareholder of the Large Cap Growth Fund may redeem shares therein, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

The Acquisition will cause the losses of at least one, and perhaps both, the Large Cap Growth Fund and the Growth Fund to "go into limitation." This will cause the combined fund to make distributions of capital gains earlier, and thus may accelerate a shareholder's income tax liability, as compared to if the Acquisition had not occured. The federal income tax consequences of the Acquisition are described in more detail below under "Federal Income Tax Consequences".

          THE PROPOSAL - ACQUISITION OF CDC NVEST LARGE CAP GROWTH FUND
                          BY LOOMIS SAYLES GROWTH FUND

The Proposal

         You are being asked to approve an Agreement and Plan of Reorganization, pursuant to which the Growth Fund will acquire the assets and assume the liabilities of the Large Cap Growth Fund in exchange for shares of the Growth Fund. A form of Agreement and Plan of Reorganization is attached as Appendix B to this Prospectus/Proxy Statement. It is important to note that by approving the Agreement and Plan of Reorganization, you are also approving the Acquisition pursuant to the Agreement and Plan of Reorganization.

Principal Investment Risks

    What are the principal investment risks of the Growth Fund, and how do they compare with those of the Large Cap Growth Fund?

         Because both Funds invest in equity securities, they are each subject to the risks commonly associated with investing in equity securities, such as the risk of losing money due to drops in a stock's value or the stock market as a whole. The principal investment risks of the Growth Fund also include the particular risks associated with investing in Rule 144A securities and in stocks of small capitalization and emerging growth companies, whereas these risks are not principal investment risks of the Large Cap Growth Fund. In addition, each Fund may invest in foreign securities, which may be more volatile than U.S. securities and carry greater political, economic and information risks. However, the principal investment risks of the Growth Fund also include the particular risks associated with investing in foreign emerging markets, whereas this risk is not a principal investment risk of the Large Cap Growth Fund.

         For more information about the principal investment risks of the Growth Fund, please see Appendix A. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time.

         Shareholders of the Large Cap Growth Fund should note that, although the investment goal and principal investment strategies of the Large Cap Growth Fund are generally similar to those of the Growth Fund, there are differences. In addition to the differences noted above, the Large Cap Growth Fund must invest at least 80% of its net assets in stocks of companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, whereas the Growth Fund generally invests in stocks of large capitalization companies, but may invest in companies of any size.

         Please see Question 3 in the Questions and Answers section for more information comparing the investment goals and principal investment strategies of the Funds.

Information about the Acquisition

    Terms of the Agreement and Plan of Reorganization

         If approved by the shareholders of the Large Cap Growth Fund, the Acquisition is expected to occur on or around November 14, 2003, or on such other date as the Trusts may agree, pursuant to the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Please review Appendix B. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

         . The Large Cap Growth Fund will transfer all of its assets and liabilities attributable to each class of its shares to the Growth Fund in exchange for shares of the same class of the Growth Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.

         . The Acquisition will occur immediately after the time (currently scheduled to be 4:00 p.m. Eastern time on November 14, 2003, or such other date and time as the parties may determine) when the assets of the Large Cap Growth Fund are valued for purposes of the Acquisition.

         . The shares of each class of the Growth Fund received by the Large Cap Growth Fund will be distributed to the shareholders of the same class of the Large Cap Growth Fund pro rata in accordance with their percentage ownership of the Large Cap Growth Fund in full liquidation of the Large Cap Growth Fund.

         . After the Acquisition, the Large Cap Growth Fund will be terminated, and its affairs will be wound up in an orderly fashion.

         . The Acquisition requires approval by the Large Cap Growth Fund's shareholders and satisfaction of a number of other conditions. In addition, the Acquisition may be terminated at any time by mutual consent of the Trustees on behalf of each Fund. Shareholders of the Growth Fund are not being asked to approve the Acquisition.

         Shareholders who object to the Acquisition will not be entitled under Massachusetts law and/or the Declaration of Trust of Trust I to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their then-current net asset value, less any applicable CDSC. In addition, shares may be redeemed at any time prior to the consummation of the Acquisition, subject to any applicable CDSC.

         All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the Acquisition will be borne by CDC IXIS Advisers and/or its affiliates, and not by the Funds. However, each Fund will pay all brokerage commissions, dealer mark-ups, transfer taxes and similar expenses, if any, incurred by it in connection with the Acquisition. It is currently estimated that those expenses will be borne by the Large Cap Growth Fund, and will amount to approximately $237,000. The Growth Fund will bear the governmental fees incurred in connection with registering its shares to be transferred in connection with the Acquisition under federal and state securities laws. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expense if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

    Shares You Will Receive

         If the Acquisition occurs, you will receive shares in the Growth Fund of the same class as the shares you currently own in the Large Cap Growth Fund. The shares you receive will have the following characteristics:

         . The shares you receive will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the closing of the Acquisition.

         . The shares you receive will bear the same sales charges and CDSCs as your current shares to the extent such charges apply. For purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the new shares will continue to age from the date you purchased your Large Cap Growth Fund shares.

         . The procedures for buying and selling your shares will not change as a result of the Acquisition.

         .    You will have the same exchange options than you currently have.

         . You will have similar voting rights as you currently have, but as a shareholder of the Growth Fund, a series of Loomis Sayles Trust. For more information on your voting rights as a Growth Fund shareholder, see the section entitled "Declarations of Trust."

         Information concerning the capitalization of each of the Large Cap Growth Fund and the Growth Fund is provided below under "Capitalization."

    Reasons for the Acquisition

         The Trustees of Trust I, including all Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), have determined that the Acquisition would be in the best interests of the Large Cap Growth Fund and the Large Cap Growth Fund's shareholders, and that the interests of existing shareholders of the Large Cap Growth Fund would not be diluted as a result of the Acquisition. The Trustees (including the Independent Trustees) have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix B to this Prospectus/Proxy Statement. Each shareholder should carefully consider whether remaining a shareholder of the Growth Fund after the Acquisition is consistent with that shareholder's financial needs and circumstances.

         In proposing the Acquisition, CDC IXIS Advisers presented to the Trustees, at a meeting held on June 12, 2003, the following reasons for the Large Cap Growth Fund to enter into the Acquisition:

         . The Acquisition is intended to permit the Large Cap Growth Fund's shareholders to exchange their investment for a product with historically better returns and a lower expense ratio.

         . Over the past several years, the Large Cap Growth Fund has not been able to achieve sufficient net sales to maintain long-term viability and is not expected to do so in the near future.

         . The Growth Fund's net expense ratio is lower than that of the Large Cap Growth Fund. Additionally, Growth Fund's current management fee (0.50%) is lower than Large Cap Growth Fund's management fee (0.90%).

         . Large Cap Growth Fund shareholders will continue to enjoy the same shareholder services as shareholders of the Growth Fund as they currently enjoy as Large Cap Growth Fund shareholders.

         . The Acquisition will permit Large Cap Growth Fund shareholders to keep their investment in an open-end mutual fund, without recognizing gain or loss for federal income tax purposes. By contrast, if a Large Cap Growth Fund shareholder were to redeem his or her shares to invest in another fund, such as the Growth Fund, or if the Large Cap Growth Fund were to cease operating and liquidate, the transaction would likely be a taxable event for such shareholder. After the Acquisition, shareholders may redeem any or all of their Growth Fund shares at net asset value at any time, at which point they would likely recognize a taxable gain or loss.

         . Shareholders of the Large Cap Growth Fund who do not wish to become shareholders of the Growth Fund could redeem their shares in the Large Cap Growth Fund in taxable transactions prior to the Acquisition.

         The Trustees were also presented with information comparing the Funds, including information about the management of the Funds, information about the differences in the Funds' investment goals, policies and strategies and related risks and performance information.

         During their deliberations, the Trustees also considered the differences in the Funds' investment goals, policies and strategies and the related risks. In addition, the Trustees considered the Funds' performance results, which are based on the factors and assumptions set forth below under "Performance Information." No assurance can be given that the Growth Fund will achieve any particular level of performance after the Acquisition.

    Performance Information

         The first bar chart shows the percentage gain or loss for Class A shares of the Large Cap Growth Fund in each calendar year beginning with the Fund's inception and the second bar chart shows the percentage gain or loss for Class Y shares of the Growth Fund for each of the last ten calendar years. They should give you a general idea of how each Fund's return has varied from year to year. The bar charts include the effects of Fund expenses, but not sales charges. Returns would be lower if the applicable sales charges, if any were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not necessarily an indication of future results. Performance results include the effect of the Fund's expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

         Additional discussion of the manner of calculation of total return is contained in the Statement of Additional Information relating to the Acquisition, which is incorporated by reference in this Prospectus/Proxy Statement.

                        Large Cap Growth Fund (Class A)+

              ------------------------------------------------------
                           1999      2000       2001        2002
              ------------------------------------------------------
                          54.58%    -9.20%     -22.85%    -35.91%
              ------------------------------------------------------

For period shown in bar chart:
Best quarter: Fourth Quarter 1999, up 38.03%
Worst quarter: Second Quarter 2002, down 19.95%

+ The returns shown in the bar chart above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001. This chart reflects results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies prior to July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

                             Growth Fund (Class Y)+

---------------------------------------------------------------------------------------------------------------------
             1993      1994       1995      1996       1997      1998       1999       2000       2001       2002
---------------------------------------------------------------------------------------------------------------------
             9.2%      -3.7%     30.9%     19.9%      24.5%     12.9%      42.5%      -16.1%     -24.4%     -23.1%
---------------------------------------------------------------------------------------------------------------------

For period shown in bar chart:
Best quarter: Fourth Quarter 1999, up 33.2%
Worst quarter: Fourth Quarter 2000, down 23.3%
The Fund's Class Y shares total return year-to-date as of June 30, 2003 was 13.8%

+ The returns shown in the bar chart above reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on [September 12, 2003]. [During all periods shown, the Fund's total annual operating expenses have been limited under binding expense cap arrangements. If these arrangements had not been in place, the performance results would have been lower.

     The following tables list each Fund's average annual total return for each class of its shares for the one-year, five-year and ten-year periods (or since inception, if shorter) ending December 31, 2002, including the maximum applicable sales charges. See Question 6 under "Questions and Answers" above. These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with an index. Unlike the Funds, an index is not an investment and is not professionally managed. Unlike the returns of the Funds, an index does not reflect ongoing management, distribution and operating expenses.

     After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown only for Class A shares of the Large Cap Growth Fund and Class Y shares of the Growth Fund. After-tax returns for other classes of the Funds will vary. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Large Cap Growth Fund+

                                                                              Since
                                                                            Classes B,
                                                          Since Class        C and Y
                                                          A Inception       Inception
                                                1 Year     (9/1/98)**      (10/29/99)
----------------------------------------------------------------------------------------
Class A - Return Before Taxes                   -39.58%       -2.40%             --
----------------------------------------------------------------------------------------
  Return After Taxes on Distributions           -39.58%       -3.04%             --
----------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
  Sale of Fund Shares                           -24.30%       -2.02%             --
----------------------------------------------------------------------------------------
Class B - Return Before Taxes                   -39.46%          --          -16.67%
----------------------------------------------------------------------------------------
Class C - Return Before Taxes                   -37.55%          --          -16.18%
----------------------------------------------------------------------------------------
Class Y - Return Before Taxes                   -35.61%          --          -15.07%
----------------------------------------------------------------------------------------
Russell 1000 Growth Index*                      -27.88%        1.27%         -18.76%
----------------------------------------------------------------------------------------

---------
+ The returns shown in the table reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001. This table reflects results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies prior to July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.
* The Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. The returns of the Index do not reflect the effect of taxes. The since-inception returns of the Index are calculated from 9/30/98 for Class A shares and from 10/31/99 for Class B, C and Y shares.
** Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Returns prior to that date for Class A shares have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses."

Growth Fund+

                                               1 Year      5 Years   10 Years
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                 -23.05%      -4.73%      4.90%
    Return After Taxes on Distributions       -23.05%      -9.10%      0.65%
    Return After Taxes on Distributions       -14.15%      -4.28%      3.32%
      and Sale of Fund Shares
--------------------------------------------------------------------------------
Class A - Return Before Taxes                  -27.57%     -6.07%      4.14%
--------------------------------------------------------------------------------
Class B - Return Before Taxes                  -27.62%     -6.63%      3.43%
--------------------------------------------------------------------------------
Class C - Return Before Taxes                  -25.31%     -5.85%      3.62%
--------------------------------------------------------------------------------
S&P 500 Index**                                -22.10%     -0.59%      9.34%

---------
+ The returns shown in the table for Class A shares reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on [September 12, 2003]. The prior Retail Class performance has been restated to reflect the sales loads of Class A shares. [For periods before the inception of Retail Class shares (December 31, 1996), performance shown in the table for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher sales loads and expenses of Class A shares.] The returns shown in the table for Class Y shares reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on [September 12, 2003]. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the higher expenses and sales loads of the Fund's Class B and Class C shares, respectively. [During all periods shown, the Fund's total annual operating expenses have been limited under binding expense cap arrangements. Therefore, the restatement of the Fund's performance to reflect Classes B and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.]

**    The S&P 500 Index is a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns of the Index do not reflect the effect of taxes.

    Federal Income Tax Consequences

        The Acquisition is intended to be a tax-free reorganization for U.S. federal income tax purposes. As a condition to the Acquisition, Ropes & Gray LLP will deliver to the Large Cap Growth Fund and the Growth Fund an opinion, to the effect that, on the basis of existing law under specified sections of the Code, while not entirely free from doubt, for federal income tax purposes:

        . the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Large Cap Growth Fund and the Growth Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

        . under Section 361 of the Code, no gain or loss will be recognized by the Large Cap Growth Fund upon the transfer of its assets to the Growth Fund in exchange for Growth Fund shares and the assumption by the Growth Fund of the Large Cap Growth Fund's liabilities, or upon the distribution of the Growth Fund shares by the Large Cap Growth Fund to its shareholders in liquidation;

        . under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Large Cap Growth Fund on the distribution of Growth Fund shares to them in exchange for their shares of the Large Cap Growth Fund;

     . under Section 358 of the Code, the aggregate tax basis of the Growth Fund shares received by the Large Cap Growth Fund shareholders in connection with the Acquisition will be the same as the aggregate tax basis of the Large Cap Growth Fund shares exchanged therefor;

     . under Section 1223(1) of the Code, the holding period for the Growth Fund shares received will include the holding period for the Large Cap Growth Fund shares exchanged for the Growth Fund shares, provided that the shareholder held the Large Cap Growth Fund shares as a capital asset;

     . under Section 1032 of the Code, no gain or loss will be recognized by the Growth Fund upon receipt of the assets transferred to the Growth Fund pursuant to the Agreement and Plan of Reorganization in exchange for shares of the Growth Fund and the assumption by the Growth Fund of the liabilities of the Large Cap Growth Fund;

     . under Section 362(b) of the Code, the Growth Fund's tax basis in the assets that the Growth Fund receives from the Large Cap Growth Fund will be the same as the Large Cap Growth Fund's tax basis in such assets immediately prior to the transfer;

     . under Section 1223(2) of the Code, the Growth Fund's holding period in such assets will include the Large Cap Growth Fund's holding period in such assets; and

     . the Growth Fund will succeed to and take into account the items of the Large Cap Growth Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder.

     The opinion will be based on certain factual certifications made by officers of Trust I and Loomis Sayles Trust, and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

     The tax-free nature of the Acquisition will preserve the Funds' capital losses, both realized and unrealized, subject to applicable limitations. The capital losses of at least one, and potentially both the Large Cap Growth Fund and Growth Fund will become limited as a result of the Acquisition. As a result, a portion of the losses of such fund or funds will be deferred or lost and therefore unavailable to offset future gains of the combined fund. The application of the loss limitation rules consequently may require the Growth Fund to make taxable distributions of gains to its shareholders earlier than would be (or have been) the case in the absence of the Acquisition. As is always the case with mutual funds, the timing of the use of these loss carryforwards depends on the timing and amount of future gains, which cannot be predicted, and the benefit of using these carryforwards will be realized by the persons who are shareholders at the time the losses are used.

     Prior to the closing of the Acquisition, the Large Cap Growth Fund will distribute to its shareholders all of its investment company taxable income, if any, and net realized capital gains, if any, that have not previously been distributed to shareholders. It is currently expected that there will be no investment company taxable income from the Large Cap Growth Fund and that there will be no net realized capital gains distributions from the Large Cap Growth Fund. Such distributions will generally be taxable for U.S. federal income tax purposes to the shareholders of the Large Cap Growth Fund.

     It is anticipated that a portion of the assets of the Large Cap Growth Fund may be sold in connection with the Acquisition, either before or after the Acquisition. Capital gain or loss will be recognized on a sale of assets in connection with the Acquisition equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Any net capital gains recognized prior to the Acquisition will, after reduction by any available capital loss carryforwards of the Large Cap Growth Fund be distributed to the Large Cap Growth Fund's shareholders prior to the Acquisition. Any net capital gains recognized from such sales after the Acquisition will, after reduction by any available capital loss carryforwards of the Growth Fund, be distributed to the Growth Fund's shareholders after the Acquisition.

     This description of the federal income tax consequences of the Acquisition does not take into account each shareholder's particular facts and circumstances. Shareholders should consult their own tax advisors as to the specific individual consequences of the Acquisition, including the applicability and effect of state, local, foreign and other tax laws.

   Declarations of Trust

     The Large Cap Growth Fund is governed by the Second Restatement of Amended Agreement and Declaration of Trust of CDC Nvest Funds Trust I (as amended, the "Trust I Declaration of Trust"). The Growth Fund is governed by the Agreement and Declaration of Trust of the Loomis Sayles Funds II (the "Loomis Declaration of Trust" and, together with the Trust I Declaration of Trust, the "Declarations of Trust"). The Declarations of Trust are substantially similar to each other, and therefore the Funds are governed by substantially similar provisions relating to the powers and liabilities of shares of the Trusts, shareholder voting requirements generally, and indemnification of the officers and Trustees of the Trusts. In addition, the Trustees of Trust I are also the Trustees of the Loomis Sayles Trust. Additional information about the Declarations of Trust is provided below.

     Powers and Liabilities Relating to Shares. The Trust I Declaration of Trust permits the Trustees, without shareholder approval, to divide shares of Trust I into two or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Large Cap Growth Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

     The Loomis Declaration of Trust permits the Trustees, without shareholder approval, to issue shares of the Loomis Sayles Trust in one or more series of shares representing separate investment portfolios and to further divide any such series into two or more classes of shares having such preferences and rights as the Trustees may determine. Currently, the Growth Fund's shares are divided into four classes: Class A, Class B, Class C and Class Y.

     The Declarations of Trust limit personal liability of any shareholder to any sum of money or assessment the shareholder may at any time personally agree to pay. The Declarations of Trust disclaim shareholder liability for acts or obligations of the respective Trust and require that a notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking entered into or executed by such Trust or its Trustees. The Declarations of Trust provide that in case any shareholder or former shareholder shall be held to be personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series of which he or she is a shareholder or former shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the particular series of which he or she is or was a shareholder would be unable to meet its obligations.

     Shareholder Voting Requirements--Generally. The Declarations of Trust require a separate vote of the series or class if any issue on which shareholders are entitled to vote would adversely affect the rights of any series or class of shares and provide as a general matter that there will be a separate vote by each series unless otherwise required by law. The provisions regarding separate voting by series or class do not apply (i) if the Investment Company Act of 1940 Act requires all shares to be voted as a class or (ii) if the matter affects only the interests of some but not all of the series or classes, then only the affected shareholders will have the right to vote on the matter.

     The Declarations of Trust give shareholders the power to vote: (i) on the election of Trustees, (ii) on certain amendments to the Declarations of Trust,
(iii) to the same extent as stockholders of a Massachusetts business corporation as to whether or not a claim should be brought derivatively or as a class action, (iv) with respect to termination of the Trust or any series or class as provided, (v) to remove Trustees in certain cases, and (vi) on additional matters that may be required by the Declaration of Trust, by-laws, applicable law, or as the Trustees may consider necessary or desirable.

     In general, a majority of shares voted shall decide any question and a plurality shall elect a Trustee. There is no cumulative voting for the election of Trustees. A vote of two thirds of the voting interests of the Trust is required to remove a Trustee. If an action adversely affects the rights of a series or class, the vote of a majority of the shares of such series or class which are entitled to vote shall also be required to decide such question. Action may be taken by written consent of the shareholders and treated for all purposes as a vote taken at a meeting of the shareholders.

     The Declarations of Trust require a vote of 66 2/3% of the shares of each series entitled to vote or written notice by the Trustees to terminate the respective Trust.

     The Declarations of Trust may be amended by a vote of a majority of shareholders entitled to vote and a majority of the Trustees, except that certain enumerated actions and minor changes, such as changing the name of the Trust, correcting or supplementing any defective provision and the like, may be taken without a shareholder vote.

     Shareholder Voting Requirements--Merger and Consolidation. The Trust I Declaration of Trust provides that the Trustees may cause Trust I to be merged into or consolidated with another entity, or the shares of the Trust to be exchanged, if such merger or consolidation or share exchange has been authorized by a vote of the majority of the outstanding voting shares of Trust I.

     The Loomis Declaration of Trust does not require shareholder approval in case of a merger or consolidation, unless the Trustees of the Loomis Sayles Trust decide to submit such merger or consolidation to a vote of shareholders or as otherwise required by law. Shareholders of the Growth Fund are not being asked to approve the Acquisition.

     Trustees and Officers. The Trustees of the Trusts are the same, except that Joseph Alaimo is a Trustee of Loomis Sayles Trust but not Trust I. The Trusts share the same officers.

     Governing Law. Both Declarations of Trust are governed by Massachusetts law.


  Dividends and Distributions

     The Funds generally distribute most or all of their net investment income and net capital gains at least annually. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all of its net realized capital gains annually, after applying any available loss carryforwards.

  Capitalization

     The following table shows on an unaudited basis the capitalization of each of the Funds as of June 30, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Large Cap Growth Fund by the Growth Fund at net asset value as of that date:

                                                                                                        Growth Fund
                                       Large Cap                                    Pro Forma            Pro Forma
                                      Growth Fund            Growth Fund           Adjustments           Combined*
                                   -----------------      -----------------      ---------------    -------------------
Class A
Net asset value                       $11,024,516             $622,642                 --              $11,647,158
Shares outstanding                     1,109,268               146,898             1,491,712            2,747,878
Net asset value per share                $9.94                  $4.24                  --                 $4.24

Class B**
Net asset value                       $12,028,274                --                    --              $12,028,274
Shares outstanding                     1,241,168                 --                1,596,625            2,837,793
Net asset value per share                $9.69                   --                    --                 $4.24***

Class C**
Net asset value                       $1,036,340                 --                    --               $1,036,340
Shares outstanding                      106,930                  --                 137,570              244,500
Net asset value per share                $9.69                   --                    --                 $4.24***

Class Y
Net asset value                        $976,965              $26,948,265               --              $27,925,230
Shares outstanding                      97,121                6,166,041             126,419             6,389,581
Net asset value per share               $10.06                  $4.37                  --                 $4.37

* Assumes the conversion of the Growth Fund's Retail Class and Institutional Class shares to Class A and Class Y shares, respectively, and the Acquisition was consummated on June 30, 2003, and is for informational purposes only. No assurance can be given as to how many shares of the Growth Fund will be received by the shareholders of the Large Cap Growth Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Growth Fund that actually will be received on or after such date.

** Class B and Class C shares of the Growth Fund were not outstanding on June 30, 2003.

*** Based on the net asset value per share of Class A shares above.

THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

   Required Vote for the Proposal

     Approval of the Agreement and Plan of Reorganization among Trust I, on behalf of the Large Cap Growth Fund, Loomis Sayles Trust, on behalf of the Growth Fund, and CDC IXIS Advisers, will require the affirmative vote of a majority of the outstanding shares of the Large Cap Growth Fund. Shareholders of the Growth Fund are not being asked to approve the Acquisition.

       If the Proposal is not approved by shareholders of the Large Cap Growth Fund, or if for any other reason the Acquisition is not consummated, the Trustees may take such further action as they deem to be in the best interests of the Fund.

               INFORMATION REGARDING VOTING AND CONDUCT OF MEETING

Voting Information

       The Trustees of Trust I are soliciting proxies from the shareholders of the Large Cap Growth Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern time on November 11, 2003 at the offices of CDC IXIS Advisers, 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. The Meeting notice, this Prospectus/Proxy Statement and proxy cards are being mailed to shareholders beginning on or about September 15, 2003.

Information About Proxies and the Conduct of the Meeting

       Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Large Cap Growth Fund or by employees or agents of CDC IXIS Advisers and its affiliated companies. In addition, Alamo Direct has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $12,000, which will be borne by CDC IXIS Advisers and/or its affiliates.

       [Voting Process. You can vote in any one of the following four ways:

       . By Internet - Use the Internet to vote by visiting https://vote.proxy-direct.com.

       . By telephone - Use a touch-tone telephone to call toll-free 866-241-6192, which is available 24 hours a day.

       .  By mail - Complete and return the enclosed proxy card(s).

       .  In person - Vote your shares in person at the Meeting.]

       Shareholders who owned Large Cap Growth Fund shares on the Record Date are entitled to vote at the Meeting. Shareholders of the Large Cap Growth Fund are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. If you choose to vote by mail, and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

       Costs of Solicitation. None of the costs of the Meeting, including the costs of soliciting proxies and the costs of the Acquisition, will be borne by the Large Cap Growth Fund or the Growth Fund. CDC IXIS Advisers and/or its affiliates shall bear all such costs, even in the event that the Acquisition is not approved by the shareholders of the Large Cap Growth Fund or the Acquisition does not close for any other reason.

       Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in any one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of Trust I, (ii) by properly executing a later-dated proxy or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

       Votes cast in person or by proxy at the Meeting will be counted by persons appointed as tellers for the Meeting (the "Tellers"). Forty percent (40%) of the shares of the Large Cap Growth Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Large Cap Growth Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

       With respect to Large Cap Growth Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

       If the Proposal is not approved by shareholders of the Large Cap Growth Fund, or if for any other reason the Acquisition is not consummated, the Trustees of Trust I may take such further action, including the liquidation of the Large Cap Growth Fund, as they deem to be in the best interests of the Fund.

       Adjournments; Other Business. If the Large Cap Growth Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the Large Cap Growth Fund that are present in person or by proxy, whether or not a quorum is present, when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

       The Meeting has been called to transact any business that properly comes before it. The only business that management of the Large Cap Growth Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of Trust I has previously received written contrary instructions from the shareholder entitled to vote the shares.

                                OTHER INFORMATION

       Portfolio Trades. In placing portfolio trades, the Growth Fund's adviser may use brokerage firms that market the Fund's shares or are affiliated with its parent company or the adviser. In placing trades, the adviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Additional information about the adviser's portfolio trading and brokerage practices is included in Appendix A to the Statement of Additional Information relating to the Acquisition.

       Interests of Certain Persons in the Acquisition. CDC IXIS Asset Management North America, L.P. ("CDC NA"), the parent of CDC IXIS Advisers and Loomis Sayles, is, in the long-term, expected to incur lower expenses as a result of the Acquisition, and therefore may be considered to have an interest in the transaction. Because Mr. Robert J. Blanding, Mr. Peter S. Voss and Mr. John T. Hailer, Trustees of the Trusts, are officers of CDC NA or its affiliates, they may also be considered to have an interest in the transaction. Because Mr. John E. Pelletier and Mr. Nicholas H. Palmerino, officers of the Trusts, are officers of CDC IXIS Advisers, they may also be considered to have an interest in the transaction.

       Address of the Adviser, Underwriter and Administrator. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The address of CDC IXIS Asset Management Distributors, L.P. (the principal underwriter of the Funds) and CDC IXIS Asset Management Services, Inc. (a subsidiary of CDC NA and the Funds' transfer agent, dividend disbursement agent and administrator) is 399 Boylston Street, Boston, Massachusetts 02116.

       For information on the subadviser of the Growth Fund, please see Appendix
A. Information relating to the subadvisers of the Large Cap Growth Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's prospectuses.

       Outstanding Shares and Significant Shareholders. Appendix C to this Prospectus/Proxy Statement lists the total number of shares outstanding as of [August 29, 2003] for each class of the Large Cap Growth Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Trust I and their shareholdings in the Large Cap Growth Fund and about the executive officers and Trustees of Loomis Sayles Trust and their shareholdings in the Growth Fund.

       Other Financial and Performance Information. Financial highlights for the Growth Fund are included in Appendix D to this Prospectus/Proxy Statement. Information and commentary about the recent performance of the Growth Fund is included in Appendix E to this Prospectus/Proxy Statement. Other financial information for the Large Cap Growth Fund, as well as information and commentary about the recent performance of the Large Cap Growth Fund, are incorporated by reference from the Large Cap Growth Fund's Prospectuses and its Annual Report to Shareholders for the period ending December 31, 2002. The Funds' Annual Reports (which also include the report of independent accountants of both the Large Cap Growth Fund and the

Growth Fund), are available free of charge at the address and telephone number set forth on the cover page of this Prospectus/Proxy Statement.

       Shareholder Proposals at Future Meetings. Trust I and Loomis Sayles Trust do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Funds or the Trusts must be received by the relevant Fund or Trust in writing a reasonable amount of time before the Trust solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting.

       Contents of the Appendices.

       . Appendix A - Information relating to the Growth Fund, including information with respect to its investment goal, principal investment strategies and risks, procedures for buying, selling and exchanging shares, the pricing of shares, dividends and distributions and certain tax matters.

       . Appendix B - Form of Agreement and Plan of Reorganization relating to the Acquisition.

       . Appendix C - Information regarding the share ownership of the Large Cap Growth Fund and the Growth Fund.

       .  Appendix D - Financial highlights for the Growth Fund.

       . Appendix E - Management's discussion of Fund performance as of March 31, 2003 for the Growth Fund.

       Other Information About the Funds. Additional information about the Large Cap Growth Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Classes A, B and C Prospectus dated May 1, 2003, as supplemented on June 6, 2003, June 20, 2003 and July 21, 2003, Class Y Prospectus dated May 1, 2003, as supplemented on June 6, 2003, June 20, 2003 and July 21, 2003, Statement of Additional Information Parts I and II, dated May 1, 2003, as supplemented on July 7, 2003 and July 21, 2003, each as further amended or supplemented, which are available free of charge by calling 800-225-5478.

                                                                      Appendix A

                            LOOMIS SAYLES GROWTH FUND

                     INVESTMENT GOALS, STRATEGIES AND RISKS

Investment Goal
The Fund's investment objective is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies
Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.

Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.

The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.

The Fund may also:

    . Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.

    .  Engage in foreign currency hedging transactions.

    .  Invest in Rule 144A securities.

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

                                 MORE ABOUT RISK

     The Growth Fund has principal investment strategies that come with inherent risks. The following is a list of risks to which the Growth Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk The risk of losses directly attributable to government or political actions.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

                          MANAGEMENT OF THE GROWTH FUND

The CDC Nvest Funds family currently includes 26 mutual funds. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Growth Fund, which along with the CDC Nvest Equity Funds, CDC Nvest Income Funds, CDC Nvest Star Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Cash Management Trust - Money Market Series, CDC Nvest Tax Exempt Money Market Trust, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser - Loomis Sayles

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Growth Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for the Growth Fund.

The advisory fees paid by the Growth Fund during the fiscal year ended September 30, 2002, as a percentage of the Fund's average daily net assets, were 0.50%.

Portfolio Managers

Mark B. Barbibeau has served as co-manager of the Fund since 1999. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Pamela N. Czekanski has served as co-manager of the Fund since 2000. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and have over 17 years of investment experience.

Richard D. Skaggs has served as co-manager of the Fund since 2000. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1994. He received a an M.S.M. and B.S. from Oakland University. Mr. Skaggs has over 16 years of investment experience.

                             CHOOSING A SHARE CLASS

[The Growth Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.]

[The Growth Fund also offers Class Y shares to certain institutional investors. See "Class Y Shares" below for the eligibility and minimum investment requirements of purchasing Class Y shares.]

   Class A Shares

       . You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

       . You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

       . You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

       . Accounts open as of [September 12, 2003] that became Class A shareholders of the Growth Fund, are not subject to applicable sales charges and may exchange into or purchase additional shares of another CDC Nvest Fund with the imposition of a sales charge.

   Class B Shares

       . You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

       .  You pay higher annual expenses than Class A shares.

       . You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are

       .  Calculated."

       . Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

       . Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

   Class C Shares

       . You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

       .  You pay higher annual expenses than Class A shares.

       . You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

       . Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

       . Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

   Classes A, B and C Shares

     The following chart shows the investment minimums for various types of accounts:

-----------------------------------------------------------------------------------------------------------------

                                                   Minimum to Open      Minimum to Open an Account      Minimum
         Type of Account                              an Account       Using Investment Builder or        for
-----------------------------------------------------------------------------------------------------------------
                                                                            Payroll Deduction           Existing
                                                                                                        Accounts
-----------------------------------------------------------------------------------------------------------------
Any account other than those listed below              $2,500                     $25                    $100
-----------------------------------------------------------------------------------------------------------------

Accounts registered under the Uniform Gifts
to Minors Act ("UGMA") or the Uniform
Transfers to Minors Act ("UTMA")                       $2,500                     $25                    $100
-----------------------------------------------------------------------------------------------------------------

Individual Retirement Accounts ("IRAs")                $  500                     $25                    $100
-----------------------------------------------------------------------------------------------------------------

Coverdell Education Savings Accounts                   $  500                     $25                    $100
-----------------------------------------------------------------------------------------------------------------

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                  $  250                     $25                    $100
-----------------------------------------------------------------------------------------------------------------

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                         $   25                     N/A                    $ 25
-----------------------------------------------------------------------------------------------------------------

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

    Class Y Shares

        . Class Y shares may be purchased by mutual funds, endowments, foundations, bank trust departments or trust companies with a minimum initial investment of $1 million. The minimum subsequent investment for such entities is $10,000.

        . You do not pay a sales charge when you buy Class Y shares. All of your money goes to work for you right away.

        . You pay lower annual expenses than Classes A, B and C shares, giving you the potential for higher returns per share.

    There is no initial or subsequent investment minimum for:

     . Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

     . Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

     .  Separate Accounts of New England Financial, MetLife or their affiliates.

     . Wrap Fee Programs of certain broker-dealers not being paid by the Fund, Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

     . Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

     . Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

     . Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

                        HOW SALES CHARGES ARE CALCULATED

    Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

                                           Class A Sales Charges
     Your Investment                 As a % of            As a % of your
                                   offering price           investment
     Less than $50,000                 5.75%                  6.10%
     $50,000 - $99,999                 4.50%                  4.71%
     $100,000 - $249,999               3.50%                  3.63%
     $250,000 - $499,999               2.50%                  2.56%
     $500,000 - $999,999               2.00%                  2.04%
     $1,000,000 or more*               0.00%                  0.00%

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

    Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. For purposes of calculating the CDSC of the Growth Fund shares acquired in the Acquisition, such shares will be treated as having been purchased as of the date your corresponding Large Cap Growth Fund shares were purchased. The CDSC equals the following percentages of the dollar amounts subject to the charge:


                    Class B Contingent Deferred Sales Charges
                Years Since Purchase       CDSC on Shares Being Sold
                         1st                        5.00%
                         2nd                        4.00%
                         3rd                        3.00%
                         4th                        3.00%
                         5th                        2.00%
                         6th                        1.00%
                      thereafter                    0.00%


    Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

                    Class C Contingent Deferred Sales Charges
                Years Since Purchase       CDSC on Shares Being Sold
                         1st                        1.00%
                      thereafter                    0.00%

Accounts established in other CDC Nvest Funds prior to December 1, 2000 will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

    Class Y Shares

Class Y Shares are not subject to any front-end sales charge or CDSC.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when your redeem certain Fund shares. The
CDSC:

..    is calculated based on the number of shares you are selling;
..    is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
..    is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
..    for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

     A CDSC will not be charged on:

..    increases in net asset value above the purchase price; or

..    shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of the Fund into shares of CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each a "Money Market Fund" and, together the "Money Market Funds"), the holding period for purposes of determining the CDSC and conversion to Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                    WAYS TO REDUCE OR ELIMINATE SALES CHARGES

Class A Shares

    Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares utilizing the chart under "How Sales Charges Are Calculated," including:

..    Letter of Intent - allows you to purchase Class A shares of any CDC Nvest
     Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

..    Combining Accounts - allows you to combine shares of multiple CDC Nvest
     Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to CDC IXIS Distributors.

These privileges do not apply to SIMPLE IRAs, or to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A or C Shares

    Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

..    Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

..    Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the CDC IXIS Distributors;

..    Fund Trustees and other individuals who are affiliated with any CDC Nvest
     Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

..    Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

..    Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

..    Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

    Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Fund (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the CDC IXIS Distributors will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

    Eliminating The CDSC

As long as CDC IXIS Distributors is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

..    to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);
..    to make payments through a systematic withdrawal plan; or
..    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information ("SAI") for details.

                      BUYING, SELLING AND EXCHANGING SHARES

Buying Shares

                                           Opening an Account                         Adding to an Account
Through Your Investment Dealer

                                     . Call your investment dealer for         . Call your investment dealer for
                                       information.                              information.
By Mail

                                    .  Make out a check in U.S. dollars for    . Make out a check in U.S. dollars for
                                       the investment amount, payable to "CDC    the investment amount, payable to "CDC
                                       Nvest Funds." Third party checks and      Nvest Funds." Third party checks and
                                       "starter" checks will not be accepted.    "starter" checks will not be accepted.

                                    Mail the check with your completed         Fill out the investment slip from an
                                    application to CDC Nvest Funds, P.O.       account statement or a letter specifying
                                    Box 219579, Kansas City, MO 64121-9579     the Fund name, your class of shares, your
                                                                               account number and the registered account
                                                                               name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                                    .  Obtain a current prospectus for the     . Call your investment dealer or CDC
                                       Fund into which you are exchanging by     Nvest Funds at 800-225-5478 or visit
                                       calling your investment dealer or CDC     www.cdcnvestfunds.com* to request an
                                       Nvest Funds at 800-225-5478.              exchange.

                                    .  Call your investment dealer or CDC
                                       Nvest Funds or visit
                                       www.cdcnvestfunds.com* to request an
                                       exchange.

By Wire

                                    .  Call CDC Nvest Funds at 800-225-5478    . Visit www.cdcnvestfunds.com* to add
                                       to obtain an account number and wire      shares to your account by wire.
                                       transfer instructions. Your bank may
                                       charge you for such a transfer.

                                                                               . Instruct your bank to transfer funds to State
                                                                                 Street Bank & Trust Company, ABA# 011000028,
                                                                                 DDA# 99011538.
                                                                               . Specify the Fund name, your class of shares, your
                                                                                 account number and the registered account name(s).
                                                                                 Your bank may charge you for such a transfer.

Through Automated Clearing House ("ACH")

                                         .  Ask your bank or credit            .  Call CDC Nvest Funds at
                                            union whether it is a member of       800-225-5478 or visit
                                            the ACH system.                       www.cdcnvestfunds.com* to add
                                                                                  shares to your account through
                                                                                  ACH.
                                         .  Complete the "Bank                 .  If you have not signed up
                                            Information" section on your          for the ACH system, please call
                                            account application.                  CDC Nvest Funds or visit
                                                                                  www.cdcnvestfunds.com* for a
                                                                                  Service Options Form.

                                         .  Mail your completed
                                            application to CDC Nvest Funds,
                                            P.O. Box 219579, Kansas City, MO
                                            64121-9579

Automatic Investing Through Investment Builder (Classes A, B and C Shares Only)

                                         .  Indicate on your application       .  Please call CDC Nvest Funds
                                            that you would like to begin an       at 800-225-5478 or visit
                                            automatic investment plan             www.cdcnvestfunds.com* for a
                                            through Investment Builder and        Service Options Form.  A
                                            the amount of the monthly             signature guarantee may be
                                            investment ($25 minimum).             required top add this
                                                                                  privilege.
                                         .  Include a check marked             .  See the section entitled
                                            or a deposit slip from               "Additional Investor Service"
                                            your bank account.                    below.

* Classes A, B and C shares only.

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                                         .  Call your investment dealer for
                                            information.

By Mail
                                         .  Write a letter to request a redemption specifying the name of your
                                            Fund, your class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
                                         .  The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if
                                            appropriate.
                                         .  Mail your request by regular mail to CDC Nvest Funds, P.O. Box
                                            8551, Boston, MA 02266-8551 or by registered, express or certified mail to CDC Nvest Funds, P.O. Box 215579, Kansas City, MO
                                            64121-9579 or by registered, express or certified mail to CDC Nvest
                                            Funds, 390 West 9th Street, Kansas City, MO 64105-1514.

                                         .  Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed

                                        to you on the business day after the
                                        request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)
                                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
                                     .  Call CDC Nvest Funds or visit
                                        www.cdcnvestfunds.com* to request an
                                        exchange.

By Wire
                                     .  Fill out the "Bank Information" section
                                        on your account application.
                                     .  Call CDC Nvest Funds at 800-225-5478,
                                        visit www.cdcnvestfunds.com* or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                                     .  Proceeds will generally be wired on the
                                        next business day. A wire fee (currently
                                        $5.00) will be deducted from the
                                        proceeds. Your bank may charge a fee to
                                        receive the wire.

Through Automated Clearing House
                                     . Ask your bank or credit union whether it is a member of the ACH system.
                                     .  Complete the "Bank Information" section
                                        on your account application.
                                     .  If you have not signed up for the ACH
                                        system on your application, please call
                                        CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com* for a Service Options Form.
                                     .  Call CDC Nvest Funds or visit
                                        www.cdcnvestfunds.com* to request an ACH redemption.
                                     .  Proceeds will generally arrive at your
                                        bank within three business days.

By Telephone
                                     .  Call CDC Nvest Funds at 800-225-5478 to
                                        choose the method you wish to use to
                                        redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (Classes A, B and C Shares Only)
                                     .  Call CDC Nvest Funds at 800-225-5478 or
                                        your financial representative for more
                                        information.
                                     . Because withdrawal payments may have tax consequences, you should consult your tax advisor before establishing such a plan.

* Classes A, B and C shares only.

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

..  your address of record has been changed within the past 30 days;

.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

.. the proceeds are sent by check, wire or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

..  a financial representative or securities dealer;

..  a federal savings bank, cooperative, or other type of bank;

..  a savings and loan or other thrift institution;

..  a credit union; or

..  a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                            Requirements for Written Requests
---------------------                            ---------------------------------
Qualified retirement benefit plans (except       . The request must include the signatures of all
CDC Nvest Funds prototype documents)               those authorized to sign, including title.
                                                 . Signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------
Individual Retirement Accounts                   . Additional documentation and distribution forms may
                                                   be required.
------------------------------------------------------------------------------------------------------
Individual, join, sole proprietorship,           . The request must include the signatures of all
UGMA/UTMA (minor accounts)                         persons authorized to sign, including title, if
                                                   applicable.
                                                 . Signature guarantee, if applicable (see above).
                                                 . Additional documentation may be required.
------------------------------------------------------------------------------------------------------
Corporate or association accounts                . The request must include the signatures of
                                                   all persons authorized to sign,including title.
------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts             . The request must include the signatures of
                                                   all trustees authorized to sign, including title.
                                                 . If the names of the trustees are not registered on
                                                   the account, please provide a copy of the trust
                                                   document certified within the past 60 days.
                                                 . Signature guarantee, if applicable (see above).
------------------------------------------------------------------------------------------------------
Joint tenancy whose co-tenants are deceased      . The request must include the signatures of
                                                   all surviving tenants of the account.
                                                 . Copy of the death certificate.
                                                 . Signature guarantee if proceeds check is issued to
                                                   other than the surviving tenants.
------------------------------------------------------------------------------------------------------
Power of Attorney (POA)                          . The request must include the signatures of the
                                                   attorney-in-fact, indicating such title.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                . A signature guarantee.
                                                . Certified copy of the POA document stating that it
                                                  is still in full force and effect, specifying the
                                                  exact Fund and account number, and certified within
                                                  30 days of receipt of instructions.*
-----------------------------------------------------------------------------------------------------
Executors of estates, administrators,          . The request must include the signatures of all those
guardians, conservators                          authorized to sign, including capacity.
                                               . A signature guarantee.
                                               . Certified copy of court document where signer
                                                 derives authority, i.e., Letters of Administration,
                                                 Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Exchanging Shares

In general, you may exchange shares of the Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). You may also exchange Class Y shares of the Fund for Class Y shares of any other CDC Nvest Fund which offers Class Y shares or for Class A shares of a Money Market Fund. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the Large Cap Growth Fund in the reorganization of the Kobrick Growth Fund (and who will receive Class Y shares of the Growth Fund) may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares, and will continue to be able to do so after the transaction. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares of any CDC Nvest Fund. The exchange of Classes A, B and C shares must be for at least the minimum value of shares required to open an account in the Fund being exchanged for (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Fund does not anticipate doing so, it reserves the right to suspend or change the terms of purchasing or exchanging shares. The Fund and CDC IXIS Distributors reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Fund and CDC IXIS Distributors reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling Fund shares:

Restriction                             Situation

The Fund may suspend the right of       .  When the New York Stock Exchange (the
redemption or postpone payment for         "Exchange") is closed (other than a
more than 7 days:                          weekend/holiday)
                                        .  During an emergency
                                        .  Any other period permitted by the SEC
--------------------------------------------------------------------------------
The Fund reserves the right to suspend  .  With a notice of a dispute between
account services or refuse transaction     registered owners
requests:
                                        .  With suspicion/evidence of a
                                           fraudulent act
--------------------------------------------------------------------------------
The Fund may pay the redemption price   .  When it is detrimental for the Fund
in whole or in part by a distribution      to make cash payments as determined
in kind of readily marketable              in the sole discretion of the adviser
securities in lieu of cash or              or subadviser
may take up to 7 days to pay a
redemption request in order to raise
capital:
--------------------------------------------------------------------------------
The Fund may withhold redemption        .  When redemptions are made within 10
proceeds until the check or funds have     calendar days of purchase by check or
cleared:                                   ACH of the shares being redeemed
--------------------------------------------------------------------------------

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy

The Fund assesses a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Fund expects to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

                           HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of the Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =  Total market value of securities + Cash and other assets - Liabilities
                   ----------------------------------------------------------------------
                                        Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, Fund shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by CDC IXIS Distributors after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by CDC IXIS Distributors from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

-----------
* Under limited circumstances, CDC IXIS Distributors may enter into a contractual agreement pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to CDC IXIS Distributors or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- market price or as provided by a pricing service if market price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange but before the Fund determines its net asset value will materially affect its value. In that case, it is given fair value as determined by or pursuant to the procedures approved by the Board of Trustees.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

All other securities -- fair market value as determined by Fund's adviser pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Fund's Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

                           DIVIDENDS AND DISTRIBUTIONS

The Growth Fund generally distributes most or all of its net investment income (other than long-term capital gains) annually in the form of dividends. The Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the Fund at net asset value, unless you select one of the following alternatives:

.. Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services" below. (Classes A, B and C shares only).

.. Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of shares of another CDC Nvest Fund.

..  Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

                                TAX CONSEQUENCES

The Growth Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rate. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Tax Status."

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect the shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisors about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Fund advises shareholders of the proportion of the Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or a CDC Nvest Money Market Fund) is a taxable event and may result in the recognition of a gain or loss for U.S. federal income tax purposes. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be generally taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

                       COMPENSATION TO SECURITIES DEALERS

As part of its business strategy, the Fund pays securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Classes A, B and C shares of the Fund each pay an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. CDC IXIS Distributors retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares. Class Y shares do not pay any 12b-1 fees.

CDC IXIS Distributors may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by CDC IXIS Distributors relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                          ADDITIONAL INVESTOR SERVICES
                        (Classes A, B and C Shares only)

Retirement Plans
CDC Nvest Funds offer a range of retirement plans, including IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or a Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or a Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
CDC Nvest Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. See the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478 and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery
This delivery option allows you to receive important fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents; and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

-------------
* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997 may remain active and continue to add new employees.

                                                                      Appendix B
                                                                      ----------

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (the "Agreement") is made as of [_____ __], 2003, by and between CDC Nvest Large Cap Growth Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, a Massachusetts business trust (the "Trust"), and Loomis Sayles Growth Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II, a Massachusetts business trust (the "Loomis Trust").

                             PLAN OF REORGANIZATION

     (a) The Acquired Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund a number of full and fractional Class A, Class B, Class C and Class Y shares of beneficial interest of the Acquiring Fund (the "Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund on that date. It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended and in effect from time to time (the "Code").

     (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute the Merger Shares in complete liquidation to its shareholders of record as of the Exchange Date, each shareholder being entitled to receive that proportion of Class A, Class B, Class C and Class Y shares of the Acquiring Fund which the number of Class A, Class B, Class C and Class Y shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C and Class Y shares, respectively, of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

     (c) As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is dissolved.

                                    AGREEMENT

     The Loomis Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree as follows:

     1. Representations, Warranties and Agreements of the Acquiring Fund. The Loomis Trust, and not the individual Trustees and officers thereof, on behalf of the Acquiring Fund, represents and warrants to and agrees with the Acquired Fund that:

         a. The Acquiring Fund is a series of shares of the Loomis Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Loomis Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Loomis Trust. Each of the Loomis Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

         b. The Loomis Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a portfolio of investments (indicating their market values) of the Acquiring Fund as of and for the period ended September 30, 2002, and a statement of assets and liabilities, statement of operations, statement of changes in net assets and the portfolio of investments for the six months ended March 31, 2003, have been furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

         d. Since March 31, 2003, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (d), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         e. The Loomis Trust is not in violation in any material respect of any provisions of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Loomis Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

         f. The prospectuses and statement of additional information of the Acquiring Fund, each dated [September __,] 2003, and each as from time to time amended or supplemented (collectively, the "Acquiring Fund Prospectus"), previously furnished to the Acquired Fund, (i) conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and (ii) did not as of such date and do not contain, with respect to the Loomis Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         g. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened against the Loomis Trust or the Acquiring Fund, which assert liability on the part of the Loomis Trust or the Acquiring Fund. Neither the Loomis Trust nor the Acquiring Fund knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         h. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of March 31, 2003, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to March 31, 2003, whether or not incurred in the ordinary course of business.

         i. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the officers of the Loomis Trust, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

         j. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

         k. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Registration Statement or the

     Acquired Fund Proxy Statement (each as defined in Section l(r) herein) or the Acquiring Fund Prospectus.

         l. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

         m. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

         n. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

         o. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class B, Class C and Class Y shares of beneficial interest in the Acquiring Fund and will be fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         p. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Registration Statement, nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares, except that Class B shares of the Acquiring Fund are convertible into Class A shares of the Acquiring Fund in the manner and on the terms described in the Acquiring Fund Prospectus and the Registration Statement.

         q. The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus and the Registration Statement.

         r. The registration statement on Form N-14 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the Loomis Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the Loomis Trust, and the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subparagraph (r) shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

     2. Representations, Warranties and Agreements of the Acquired Fund. The Trust, and not the individual Trustees and officers thereof, on behalf of the Acquired Fund, represents and warrants to and agrees with the Acquiring Fund that:

         a. The Acquired Fund is a series of shares of the Trust, a Massachusetts business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Trust. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

         b. The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

         c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2002, and a statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments for the six months ended June 30, 2003, have been furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

         d. Since June 30, 2003, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subsection (d) and of Section 9(a) of this Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business.

         e. The Trust is not in violation in any material respect of any provision of its Agreement and Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

         f. The prospectuses and the statement of additional information of the Acquired Fund, each dated May 1, 2003, and each as from time to time amended or supplemented (collectively, the "Acquired Fund Prospectus"), previously furnished to the Acquiring Fund (i) conform in all material respects to the applicable requirements of the 1933 Act and (ii) did not contain as of such date and do not contain, with respect to the Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         g. The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus.

         h. At the Exchange Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to this Agreement and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed in writing to the Acquiring Fund.

         i. There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust or the Acquired Fund, threatened against the Trust or the Acquired Fund, which assert liability on the part of the Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

         j. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are or will be disclosed in Acquired Fund Prospectus, the registration statement on Form N-1A of the Acquired Fund (the "Acquired Fund Registration Statement") or the Acquired Fund Proxy Statement.

         k. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that are shown on the Acquired Fund's statement of assets and liabilities as of June 30, 2003, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to June 30, 2003, whether or not incurred in the ordinary course of business.

         l. As of the Exchange Date, the Acquired Fund will have filed all required federal and other tax returns and reports which, to the knowledge of the Trust's officers, are required to have been filed by the Acquired Fund by such date and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state, local or other tax authority for taxes in excess of those already paid.

         m. The Trust has and, at the Exchange Date, the Trust, on behalf of the Acquired Fund, will have, full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2003, referred to in Section 2(c) hereof, as modified by such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

         n. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

         o. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

         p. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Subchapter M of the Code.

         q. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquired Fund Prospectus, as amended through the Exchange Date.

         r. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

         s. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the registration statement of the Trust, non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

         t. The Acquired Fund Proxy Statement, on the date of its filing (i) complied in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

         u. The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund (or to the Acquiring Fund as a result of the transactions contemplated by this Agreement) or under which (whether or not terminated) any material payments for periods subsequent to the Exchange Date will be due from the Acquired Fund (or from the Acquiring Fund as a result of the transactions contemplated by this Agreement).

         v. The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement was accurate and complete in all material respects when supplied and as of [Effective Date] shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto in all material respects.

     3.  Reorganization.

         a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation (if any) to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any Acquired Fund investments designated by the Acquiring Fund as being unsuitable for it to acquire pursuant to the investment restrictions of the Acquiring Fund set forth in the Acquiring Fund Prospectus and the Registration Statement), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute in complete liquidation all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund.

         b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

         c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such other time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A, Class B, Class C and Class Y shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Class A, Class B, Class C and Class Y shares, respectively, of the Acquired Fund on such date less the value of the liabilities attributable to Class A, Class B, Class C and Class Y shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

         a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the shares of the Acquired Fund, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

         b. The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

         c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

         d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the transfer records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

         e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, arising pursuant to this Agreement.

     5.  Expenses, Fees, etc.

         a. Except as otherwise provided in this Section 5, CDC IXIS Asset Management Advisers, L.P., by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses ("Portfolio Expenses") that it may incur in connection with the purchases or sale of portfolio securities; and provided further that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

         b. In the event the transactions contemplated by this Agreement are not consummated, then CDC IXIS Asset Management Group agrees that it shall bear all of the costs and expenses (other than Portfolio Expenses) incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

         c. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

         d. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Subchapter M of the Code.

     6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, MA 02116, as of the close of business on [November 11], 2003, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

     7.  Meeting of Shareholders; Dissolution.

         a. The Trust, on behalf of the Acquired Fund, shall call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the approval of this Agreement.

         b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that, after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

         c. The Acquiring Fund shall, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement information, which shall be satisfactory to the Acquiring Fund and to Ropes & Gray LLP for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund shall cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

     8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since June 30, 2003, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid, and a certificate of both such officers representing and warranting that there are no known liabilities, contingent or otherwise, of the Acquired Fund required to be reflected on a balance sheet (including notes thereto) in accordance with generally accepted accounting principles as of June 30, 2003 and in the Acquired Fund's statement of assets and liabilities as of the Valuation Time.

         b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Trust certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

         c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the independent accountants of the Trust, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund
     (i) would not qualify as a regulated investment company for federal, state, local or other income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended December 31, 2002, and for any taxable year or period beginning on January 1, 2003 and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

         d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         e. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquired Fund, dated the Exchange Date, to the effect that (i) the Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust; (ii) this Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the Acquired Fund Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Loomis Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Trust and the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iii) the Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-

     Laws of the Trust, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any penalty under any agreement, judgment or decree to which the Trust or the Acquired Fund is party or by which either of them is bound; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquired
     Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

         f. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 362(b) of the Code, the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) under Section

     1223(2) of the Code, the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Acquiring Fund Prospectus or the Registration Statement as in effect on the Exchange Date, may not properly acquire.

         h. That the Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

         i. That all actions taken by the Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray LLP.

         j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income as defined in Section 852 of the Code, computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on December 31, 2002, and for any taxable year or period beginning on January 1, 2003 and ending on or prior to the Exchange Date.

         k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of the Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

         l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

         m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

         n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray LLP are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray LLP, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

         o. That the Acquiring Fund shall have received from the independent accountants of the Trust a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund with respect to the performance of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time.

         p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

         q. That the Acquiring Fund shall have received an opinion of Ropes & Gray LLP with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

         r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

     9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

         a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust, and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since March 31, 2003, other than changes occurring in the ordinary course of business.

         b. That the Loomis Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring Fund will, in connection with the transactions contemplated by this Agreement, assume all of the liabilities of the Acquired Fund existing as of the Valuation Time, other than liabilities arising pursuant to this Agreement.

         c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the President (or any Vice President) and Treasurer (or any Assistant Treasurer) of the Loomis Trust certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

         d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

         e. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, counsel to the Acquiring Fund, dated the Exchange Date, to the effect that (i) the Loomis Trust is a Massachusetts business trust duly formed and validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Loomis Trust;
     (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Loomis Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the Loomis Trust on behalf of the Acquiring Fund and, assuming that the Acquiring Fund Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Loomis Trust and the Acquiring Fund enforceable against the Loomis Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Agreement and Declaration of Trust or By-Laws of the Loomis Trust, or any provision of any agreement known to such counsel to which the Loomis Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Loomis Trust or the Acquiring Fund is party or by which either of them is bound, it being understood that with respect to investment restrictions as contained in the Agreement and Declaration of Trust, By-Laws or the Acquiring Fund Prospectus, such counsel may rely upon a certificate of an officer of the Loomis Trust; (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Loomis Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; (vi) the Loomis Trust is registered with the Commission as an investment company under the 1940 Act; and (vii) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Loomis Trust or the Acquiring Fund or any of their properties or assets that challenges or seeks to prohibit, restrain or enjoin the transactions contemplated by this Agreement. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Registration Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its date, as of the date of the Acquired Fund shareholders' meeting or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

         f. That the Acquired Fund shall have received an opinion of Ropes & Gray LLP, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be "a party to the reorganization" within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund (x) upon the transfer of its assets to the Acquiring Fund in exchange for the Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund as contemplated in Section 3 hereof or (y) upon the distribution of the Merger Shares to the shareholders of the Acquired Fund as contemplated in Section 3 hereof; (iii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund;
     (iv) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares surrendered in exchange therefor; and (v) under
     Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

         g. That all actions taken by the Loomis Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray LLP.

         h. That the Loomis Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

         i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

         j. That the Registration Statement on Form N-1A of the Loomis Trust, with respect to the Acquiring Fund, shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Loomis Trust or the Acquiring Fund, threatened by the Commission.

     10. Indemnification.

         a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund but no other assets, the Loomis Trust and the Trustees and officers of the Loomis Trust (for purposes of this Section 10(a), the "Loomis Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Loomis Trust Indemnified Parties in connection with, arising out of or resulting from any claim, action, suit or proceeding in which any one or more of the Loomis Trust Indemnified Parties may be involved or with which any one or more of the Loomis Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Acquired Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Loomis Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Loomis Trust Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Loomis Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Loomis Trust Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Loomis Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Loomis Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Loomis Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Loomis Trust Indemnified Parties' first paying the same.

         b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the Trust and the Trustees and officers of the Trust (for purposes of this Section 10(b), the "Trust Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Trust Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Trust Indemnified Parties may be involved or with which any one or more of the Trust Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Acquiring Fund Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Loomis Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Loomis Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Trust Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Loomis Trust or the Acquiring Fund. The Trust Indemnified Parties will notify the Loomis Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Trust Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Trust Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Trust Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the

     Trust Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Trust Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Trust Indemnified Parties' first paying the same.

     11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the Trust or the Loomis Trust, respectively, who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

     12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its Trustees or an officer authorized by such Trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2004, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

     13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

     "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO LOOMIS SAYLES GROWTH FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

     15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     16. Declaration of Trust.

         a. A copy of the Agreement and Declaration of Trust of the Loomis Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Loomis Trust on behalf of the Acquiring Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Loomis Trust individually but are binding only upon the assets and property of the Acquiring Fund.

         b. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust on behalf of the Acquired Fund as trustees and not individually, and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Acquired Fund.

                                     * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument as of the day and year first above written.

                                CDC NVEST FUNDS TRUST I,
                                on behalf of its CDC Nvest Large Cap Growth Fund

                                By:_______________________________
                                Name:
                                Title:


                                LOOMIS SAYLES FUNDS II,
                                on behalf of its Loomis Sayles Growth Fund

                                By:_______________________________
                                Name:
                                Title:

Agreed and accepted as to Section 5 only:

CDC IXIS ASSET MANAGEMENT ADVISERS, L.P.

By:___________________________
Name:
Title:

                                                                      Appendix C

                  SHARES OUTSTANDING AND OWNERSHIP INFORMATION

Shares Outstanding of the Large Cap Growth Fund

     As of [August 29, 2003], the number of shares outstanding of each class of shares of the Large Cap Growth Fund entitled to vote at the Meeting:

                                   Class       Number of Shares Outstanding
                                   -----       ----------------------------
Large Cap Growth Fund                A
                                     B
                                     C
                                     Y

Ownership of Shares

     As of [August 29, 2003], (i) the Trustees and officers of Trust I, as a group, owned less than one percent of each class of shares of the Large Cap Growth Fund, and (ii) the Trustees and officers of Loomis Sayles Trust, as a group, owned less than one percent of each class of shares of the Growth Fund. As of [August 31, 2003], the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund.

                                                               Number of    Percentage
                                                                Shares      of Shares
Fund and Class         Name and Address of Record Owner          Owned        Owned
--------------         --------------------------------          -----        -----
Large Cap Growth
Fund
Class A
Class B
Class C
Class Y

Growth Fund

Retail Class+
Institutional Class+

                                                               Number of    Percentage
                                                                Shares      of Shares
Fund and Class         Name and Address of Record Owner          Owned        Owned
--------------         --------------------------------          -----        -----




* Such ownership may be beneficially held by individuals or entities other than the owner listed.
** Entity owned more than 25% or more of the outstanding shares of the noted class of the noted Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or other entities other than the owner listed.
+ Retail Class shares converted to Class A shares on [September 12, 2003].
+ Institutional Class shares converted to Class Y shares on [September 12, 2003]. There were no Class B or Class C shares outstanding on August 29, 2003.

Ownership of Shares Upon Consummation of Acquisition

     As of [August 29, 2003], the following shareholders of record owned 5% or more of the outstanding shares of the noted class of the noted Fund upon the consummation of the Acquisition.

                                                                Percentage of Shares
                                                                     Owned Upon
                                                                  Consummation of
Fund and Class         Name and Address of Record Owner             Acquisition*
--------------         --------------------------------             -----------
Large Cap Growth
Fund
Class A
Class B
Class C
Class Y

Growth Fund
Retail Class+
Institutional Class+


* The column captioned "Percentage of Shares Owned Upon Consummation of Acquisition" assumes the Acquisition was consummated on [August 31, 2003] and is for informational purposes only. No assurances can be given as to how many shares of the Growth Fund will be received by the shareholders of the Large Cap Growth Fund on the actual date on which the Acquisition will take place and the foregoing should not be relied upon to reflect the number of shares of the Growth Fund that actually will be received on or after such date.
** Such ownership may be beneficially held by individuals or entities other than the owner listed.
+ Retail Class shares converted to Class A shares on [September 12, 2003].
+ Institutional Class shares converted to Class Y shares on [September 12, 2003]. There were no Class B or Class C shares outstanding on August 29, 2003.

                                                                      Appendix D

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Growth Fund for the past five years. Retail and Institutional Class shares of the Fund were converted into Class A and Y shares of the Fund, respectively, on [September 12], 2003. Accordingly, information shown for Class A and Y shares for all periods shown reflect the results of Retail and Institutional Class shares of the Fund, respectively. Class B and Class C shares are newly formed and were not offered during the periods shown. Certain information reflects financial results for a single Fund share. The total returns in each table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information (except for information for the semi-annual period ended March 31, 2003) has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available free of charge upon request as described at the beginning of this Prospectus/Proxy Statement.

For a share outstanding through each period.

                                                                                     Class A
                                                                                                  Nine Months    Period
                                                                                                     Ended       Ended
                                       Six Months Ended                                            September    December
                                          March 31,          Year Ended September 30,                 30,          31,
                                          2003*         2002       2001       2000        1999       1998        1997**
Net asset value, beginning of period     $3.65         $4.12      $14.80     $11.06     $ 11.59     $12.59      $ 13.44
                                                       ----------------------------------------------------------------
Income (Loss) from Investment
 Operations
 Net investment income (loss)            (0.01)(d)     (0.03)(d)   (0.04)(d)  (0.07)      (0.06)     (0.03)       (0.07)
 Net realized and unrealized
   gain (loss) on investments             0.12         (0.44)      (7.31)      4.83        2.98      (0.97)        3.16
                                                       ----------------------------------------------------------------
Total from investment operations          0.11         (0.47)      (7.35)      4.76        2.92      (1.00)        3.09
                                                       ----------------------------------------------------------------
Less Distributions
Dividends from net investment income      0.00          0.00        0.00       0.00        0.00       0.00         0.00
                                                       ----------------------------------------------------------------
Distributions from net realized capital   0.00          0.00       (3.33)     (1.02)      (3.45)      0.00        (3.94)
 gains
                                                       ----------------------------------------------------------------
Total Distributions                       0.00          0.00       (3.33)     (1.02)      (3.45)      0.00        (3.94)
                                                       ----------------------------------------------------------------
Net asset value, end of period           $3.76         $3.65      $ 4.12     $14.80     $ 11.06     $11.59      $ 12.59
                                                       ----------------------------------------------------------------
Total Return (a)                           3.0%        (11.4)%     (50.9)%     45.3%       30.6%      (7.9)%       24.2%
Net assets, end of period(000)           $ 543          $456        $518     $1,028     $   649     $  516      $   194
Ratios to average net assets:
  Net expenses (b)(c)                     1.10%         1.10%       1.10%      1.10%       1.10%      1.10%        1.10%
  Gross expenses (c)                      3.91          5.20        4.11       3.29        4.43       4.74        12.96
  Net investment income(loss) (c)        (0.33)        (0.65)      (0.42)     (0.61)      (0.65)     (0.58)       (0.42)
Portfolio Turnover Rate                    108           192         281        203         164        118          116

                                                                                          Class Y
                                                                                                      Nine Months
                                                                                                         Ended        Year Ended
                                  Six Months Ended                                                     September       December
                                     March 31,                Year Ended September 30,                    30,             31,
                                      2003*        2002           2001          2000        1999          1998           1997
Net asset value, beginning of      $  3.75       $  4.23        $ 15.00       $ 11.17      $ 11.65       $ 12.63         $ 13.44
period
                                                 -------------------------------------------------------------------------------
Income (Loss) from Investment
 Operations
  Net investment income (loss)       (0.00)(d)(e)  (0.02)(d)      (0.02)(d)     (0.05)       (0.04)        (0.03)          (0.04)
  Net realized and unrealized
gain (loss) on investments            0.13         (0.46)         (7.42)         4.90         3.01         (0.95)           3.17
                                                 -------------------------------------------------------------------------------
Total from investment operations      0.13         (0.48)         (7.44)         4.85         2.97         (0.98)           3.13
                                                 -------------------------------------------------------------------------------
Less Distributions
Dividends from net investment income  0.00          0.00           0.00          0.00         0.00          0.00            0.00
                                                 -------------------------------------------------------------------------------
Distributions from net                0.00          0.00          (3.33)        (1.02)       (3.45)         0.00           (3.94)
realized capital gains
                                                 -------------------------------------------------------------------------------
Total Distributions                   0.00          0.00          (3.33)        (1.02)       (3.45)         0.00           (3.94)
                                                 -------------------------------------------------------------------------------
Net asset value, end of period     $  3.88       $  3.75        $  4.23       $ 15.00      $ 11.17       $ 11.65         $ 12.63
                                                 -------------------------------------------------------------------------------
Total Return (a)                       3.5%        (11.4)%        (50.8)%        45.6%        30.9%         (7.8)%          24.5%
Net assets, end of period (000)    $22,783       $19,635        $21,653       $45,328      $28,235       $24,663         $32,149
Ratios to average net assets:
  Net expenses (b)(c)                 0.85%         0.85%          0.85%         0.85%        0.85%         0.85%           0.85%
  Gross expenses (c)                  1.25          1.32           1.24          1.01         1.18          1.02            0.98
  Net investment income (loss) (c)   (0.09)        (0.39)         (0.17)        (0.36)       (0.40)        (0.32)          (0.26)
Portfolio Turnover Rate                108           192            281           203          164           118             116

*  Unaudited.
** From commencement of fund operations on January 2, 1997 through December 31, 1997.
(a) Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Periods less than one year are not annualized.
(b) The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
(c) Annualized for periods less than one year.
(d) Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
(e) Amount is less than $0.01 per share.

                                                                      Appendix E

                   MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                              AS OF MARCH 31, 2003

Loomis Sayles Growth Fund*

PORTFOLIO REVIEW We continued to invest in companies positioned for growth within their respective industries and the overall market. This resulted in overweight positions in the consumer discretionary, technology and healthcare sectors. Our consumer discretionary overweight is concentrated in the retail industry, because we believe consumers will remain resilient. We continue to overweight certain technology stocks that offer attractive valuations. Also, the outlook for capital spending remains positive, and technology companies should be prime beneficiaries of improved business spending. Our healthcare overweight is concentrated in equipment and services companies, due to their high consistency of earnings growth.

The technology sector was the only area that hurt the Fund's relative performance compared to the benchmark during the period. The semiconductor industry experienced a cyclical bounce in the first quarter of 2003, but the Fund was underweighted in key holdings from this group, relative to the benchmark.

Looking ahead, we remain cautious toward the consumer staples and industrials sectors, because we believe they have lower earnings growth potential relative to other sectors. In addition, we have significantly underweighted the energy sector, due to the high prices of oil and natural gas. We do not believe these price levels are sustainable.

Some investors argue that the stock market is becoming overvalued. But as growth investors, we do not subscribe to that sentiment. We continue to find numerous companies in our stock universe that we believe to have strong growth characteristics not yet realized by the market as a whole.

OUTLOOK Because the war with Iraq was swift, we believe much of the uncertainty that has plagued the market now is gone. We believe that this should improve consumer sentiment and cause the economy to start picking up steam. As the economy gains strength, short-term earnings outlooks should improve, and companies may be inclined to increase capital spending. This would be a favorable influence on many stock market sectors.

Our longer-term outlook calls for the stock market to return to more "normal" return levels. The market typically does not grow at its historical average return in any single year, but we believe a more positive environment for equities may help the market return to its historical long-term average annual return.

* The "Portfolio Review" and "Outlook" represent the opinions of the Fund's portfolio managers at March 31, 2003, which may have changed since such date and are subject to further changes.

Key Fund Facts (as of March 31, 2003)

Objective Long-term capital growth

Strategy Invests primarily in equity securities; the Fund focuses on stocks of large capitalization companies, but may invest in companies of any size

Fund Inception Date 5/16/91

Commencement of Operations of Class
Institutional: 5/16/91; Retail: 1/2/97; Admin: 7/31/00

Expense Ratio Institutional: 0.85%; Retail: 1.10%; Admin: 1.35%

Total Net Assets (all classes) $23.3 million

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended March 31, 2003

                                                                       Since
                          6 Months*   1 Year    5 Years   10 Years  Inception(a)
------------------------------------------------------------------------------
Institutional                3.47%    -20.98%    -5.71%     4.75%       6.49%
Retail(a)                    3.01     -21.34     -5.93      4.57        6.34
Admin(a)                     3.03     -21.43     -6.39      4.21        5.99
Lipper Large-Cap
Growth Funds Index(b)        2.73     -27.38     -7.03      5.95        6.76
S&P 500 Index(b)             5.02     -24.76     -3.77      8.53        9.01

CUMULATIVE PERFORMANCE(c)
Inception to March 31, 2003

[THE FOLLOWING DATA WAS REPRESENTED AS A PERFORMANCE GRAPH IN THE PRINTED MATERIAL]

-------------------------------------------------------------------------------------------------------------
                         5/16/1991     3/92    3/93     3/94     3/95      3/96     3/97     3/98     3/99
-------------------------------------------------------------------------------------------------------------
Loomis Sayles
-------------------------------------------------------------------------------------------------------------
Growth Fund               10,000      11,499  13,274   13,581   14,534    18,401   20,670   28,314   32,360
-------------------------------------------------------------------------------------------------------------
Lipper Large-Cap          10,000      10,865  12,170   12,835   14,073    18,651   21,233   31,232   40,127
Growth Funds Index (b)
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (b)         10,000      10,620  12,237   12,417   14,351    18,957   22,715   33,619   39,826
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                            3/00        3/01    3/02     3/03
-------------------------------------------------------------------------------------------------------------
Loomis Sayles
--------------------------------------------------------------------------------------------------------------
Growth Fund               47,513      28,073  26,706   21,093
--------------------------------------------------------------------------------------------------------------
Lipper Large-Cap          54,198      31,380  29,872   21,693
Growth Funds Index (b)
--------------------------------------------------------------------------------------------------------------
S&P 500 Index (b)         46,968      36,787  36,866   27,739
--------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future performance. Average total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Performance data reflects certain fee waivers and reimbursements. Without such waivers, performance and rankings would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (December 31, 1996) and the Admin Class (July 31, 2000) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect the current levels of management and 12b-1 fees payable by the respective classes of shares.

(b) Please see "Disclosure" below for a description of the indexes and important risk disclosure. Since index data is not available coincident with the Fund's inception date, comparative performance is presented from the month end closest to the Fund's inception date (May 31,1991).

(c) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes of shares would, due to the higher fees paid by the Retail and Admin Classes of shares, be lower.

*Not annualized.

DISCLOSURE

Foreign investments involve special risks including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. In addition, foreign countries may have different accounting standards than those of the U.S., which may adversely affect the value of the Fund.

The Lipper Large-Cap Growth Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the large-cap growth funds investment objective.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value.

The indexes are unmanaged and index returns have not been reduced for ongoing management and operating expenses applicable to mutual fund investments. Returns are adjusted for the reinvestment of capital gains distributions and income dividends. It is not possible to invest directly in an index.

                             LOOMIS SAYLES FUNDS II

                            Loomis Sayles Growth Fund

                                    Form N-14
                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                               September 15, 2003

     This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of CDC Nvest Large Cap Growth Fund (the "Acquired Fund"), a series of CDC Nvest Funds Trust I, by Loomis Sayles Growth Fund (the "Acquiring Fund"), a series of Loomis Sayles Funds II.

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated September 15, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to CDC Nvest Funds at 399 Boylston Street, Boston, Massachusetts 02116, or by calling 1-800-225-5478.


                                Table of Contents

I.     Additional Information about the Acquiring Fund and the Acquired Fund .....   2
       ---------------------------------------------------------------------
II.    Financial Statements ......................................................   2
       --------------------
              A. Incorporation by Reference.......................................   2
              B. Unaudited Pro Forma Combined Financial Statements ...............   2

Appendix A - Additional Information About the Acquiring Fund ..................... A-1

I.   Additional Information About the Acquiring Fund and the Acquired Fund.
     This SAI is accompanied by the current Statement of Additional Information of the CDC Nvest Equity Funds dated May 1, 2003, as supplemented on July 1, 2003 and July 21, 2003 (the "CDC SAI"). Additional information about the Acquired Fund is contained in and incorporated herein by reference to the CDC SAI. The CDC SAI has previously been filed with the Securities and Exchange Commission.

     Additional information about the Acquiring Fund is set forth in Appendix A to this SAI.

II.  Financial Statements.

          A.   Incorporation by Reference.

          This SAI is accompanied by the Annual Report to shareholders of the Acquired Fund for the year ended December 31, 2002 and the Annual Report to shareholders of the Acquiring Fund for the year ended September 30, 2002 (together, the "Annual Reports"), including the reports of PricewaterhouseCoopers LLP contained therein. The Annual Reports, which are incorporated by reference into this SAI, contain historical financial information regarding the Acquired Fund and the Acquiring Fund and have been filed with the Securities and Exchange Commission.

          This SAI is also accompanied by the Semi-Annual Report to shareholders of the Acquiring Fund for the period ended March 31, 2003. The Semi-Annual Report, which is incorporated herein by reference, contains unaudited historical information regarding the Acquiring Fund and has been filed with the Securities and Exchange Commission.

          B.   Unaudited Pro Forma Combined Financial Statements

          Unaudited pro forma combined financial statements for the Acquiring Fund relating to the Acquisition, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual and Semi-Annual Reports referred to in the preceding section.

PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
AS OF MARCH 31, 2003
UNAUDITED

                                                                  Loomis
                                                                  Sayles       CDC Nvest          Pro           Pro
                                                                  Growth       Large Cap         Forma         Forma
                                                                   Fund       Growth Fund     Adjustments    Combined
                                                              ------------  --------------    -----------  -------------
ASSETS
  Investments at value                                        $ 22,992,049    $ 22,623,737                   45,615,786
  Cash                                                                 583                                          583
  Receivable for securities sold                                   762,048         272,617                    1,034,665
  Other assets                                                      50,450          55,010                      105,460
                                                              ------------    ------------    -----------  ------------
   TOTAL ASSETS                                                 23,805,130      22,951,364              -    46,756,494
                                                              ---------------------------------------------------------

LIABILITIES
  Payable for securities purchased                                 422,849               -                      422,849
  Other accounts payable and accrued expenses                       35,455          87,778                      123,233
                                                              ------------    ------------    -----------   -----------
   TOTAL LIABILITIES                                               458,304          87,778              -       546,082
                                                              ---------------------------------------------------------
TOTAL NET ASSETS                                              $ 23,346,826    $ 22,863,586    $         -  $ 46,210,412
                                                              =========================================================

NET ASSETS
  Class A                                                     $    563,560    $ 10,301,785                 $ 10,865,345
  Class B                                                     $          -    $ 10,845,872                 $ 10,845,872
  Class C                                                     $          -    $    948,207                 $    948,207
  Class Y                                                     $ 22,783,266    $    767,722                 $ 23,550,988
SHARES OUTSTANDING
  Class A                                                          149,883       1,190,306      1,549,530     2,889,719
  Class B                                                                -       1,282,660      1,601,880     2,884,540
  Class C                                                                -         112,129        140,054       252,183
  Class Y                                                        5,874,762          87,681        107,399     6,069,842
NET ASSET VALUE PER SHARE
  Class A                                                     $       3.76    $       8.65                 $       3.76
  Class B                                                     $          -    $       8.46                 $       3.76
  Class C                                                     $          -    $       8.46                 $       3.76
  Class Y                                                     $       3.88    $       8.76                 $       3.88

          See accompanying notes to the pro forma financial statements

PRO FORMA COMBINING STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2003
UNAUDITED

                                                          Loomis
                                                          Sayles         CDC Nvest            Pro               Pro
                                                          Growth         Large Cap           Forma            Forma
                                                           Fund         Growth Fund       Adjustments        Combined
                                                       -----------------------------------------------------------------
INVESTMENT INCOME
  Dividends                                            $    146,713     $    314,254      $          -     $    460,967
  Interest income                                             5,705            4,909                 -           10,614
  Security lending income                                         -            3,454                 -            3,454
                                                       ----------------------------------------------------------------
                                                            152,418          322,617                 -          475,035
                                                       -----------------------------------------------------------------
EXPENSES
  Management fees                                           113,984          273,930          (121,746)         266,168
  Service fees - Class A                                      1,433*          35,430               (47)          36,816
  Service and distribution fees - Class B                         -          139,804                 -          139,804
  Service and distribution fees - Class C                         -           14,534                 -           14,534
  Trustees' fees and expenses                                 5,667            8,358            (4,499)           9,526
  Accounting and administrative                               1,095           57,672           (23,622)          35,145
  Custodian                                                  69,326           43,515           (55,223)          57,618
  Audit fees                                                 38,217           34,148           (40,365)          32,000
  Shareholder reporting                                       4,335           30,060            (8,151)          26,244
  Registration fees                                          30,094           93,793           (37,670)          86,217
  Transfer agent fees - Class A, B and C                     36,969**        202,540           (51,636)         187,873
  Transfer agent fees - Class Y                              31,193***           830           (21,375)          10,648
  Other expenses                                              5,680            8,120            (5,831)           7,969
                                                       -----------------------------------------------------------------
Total expenses before reductions                            337,993          942,734          (370,165)         910,562
                                                       -----------------------------------------------------------------
  Less reimbursement/waiver                                (142,787)        (403,683)          279,558         (266,912)
                                                       -----------------------------------------------------------------
  Less reductions                                                 -          (15,853)           15,853                -
                                                       -----------------------------------------------------------------
Net expenses                                                195,206          523,198           (74,754)         643,650
                                                       -----------------------------------------------------------------
Net investment income (loss)                                (42,788)        (200,581)           74,754         (168,615)
                                                       -----------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Realized gain (loss) on:
    Investments-net                                      (4,175,367)     (12,503,039)                -      (16,678,406)
                                                                                                                      -

  Change in unrealized appreciation (depreciation) of:                                                                -
    Investments-net                                      (1,161,679)      (2,098,088)                -       (3,259,767)
                                                       -----------------------------------------------------------------
Net realized and unrealized gain (loss) on investments   (5,337,046)     (14,601,127)                -      (19,938,173)
                                                       -----------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                             $ (5,379,834)    $(14,801,708)     $     74,754     $(20,106,788)
                                                       =================================================================

* Represents the service and distribution fees of the Retail and Admin Classes.

** Represents the transfer agent fees of the Retail and Admin Classes.

*** Represents the transfer agent fees of the Institutional Class.

          See accompanying notes to the pro forma financial statements

PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2003
UNAUDITED



                    Loomis Sayles Growth Fund                           CDC Nvest Large Cap Growth Fund (a)
-------------------------------------------------------------------------------------------------------

                                                                                                           Pro Forma Combine
                                                                                                        --------------------------
         Security Description      Shares       Value    Security Description      Shares       Value        Shares         Value
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK:
3M CO.                              6,665   $   866,650                                                       6,665    $   866,650
AFFILIATED COMPUTER SERVICES,
  INC. CLASS A                      5,175       229,046                                                       5,175        229,046
                                                         AMBAC FINANCIAL GROUP,
                                                           INC.                      8,000      404,160       8,000        404,160
AMERICAN EXPRESS CO.               15,000       498,450  AMERICAN EXPRESS CO.        8,600      285,778      23,600        784,228
                                                         AMERICAN INTERNATIONAL
                                                           GROUP                    12,000      593,400      12,000        593,400
AMGEN, INC.                         9,350       538,092  AMGEN, INC.                14,700      845,985      24,050      1,384,077
                                                         ANADARKO PETROLEUM CORP.    6,400      291,200       6,400        291,200
                                                         ANALOG DEVICES             18,800      517,000      18,800        517,000
                                                         ANHEUSER-BUSCH COS.,
                                                           INC.                     10,300      480,083      10,300        480,083
                                                         APPLIED MATERIALS, INC.    35,700      449,106      35,700        449,106
BANK OF AMERICA CORP.               5,040       336,873                                                       5,040        336,873
BED, BATH & BEYOND, INC.           15,670       541,242                                                      15,670        541,242
                                                         BJ SERVICES COMPANY         7,500      257,925       7,500        257,925
BOSTON SCIENTIFIC CORP.             5,350       218,066  BOSTON SCIENTIFIC CORP.     7,600      309,776      12,950        527,842
                                                         BRINKER INTERNATIONAL,
                                                           INC.                     14,600      445,300      14,600        445,300
                                                         BRISTOL-MYERS SQUIBB CO.   16,800      354,984      16,800        354,984
                                                         CENDANT CORP.              36,700      466,090      36,700        466,090
CISCO SYSTEMS, INC.                51,485       668,275  CISCO SYSTEMS, INC.        69,900      907,302     121,385      1,575,577
CITIGROUP, INC.                    16,600       571,870  CITIGROUP, INC.             9,200      316,940      25,800        888,810
                                                         CLEAR CHANNEL
                                                           COMMUNICATIONS           12,500      424,000      12,500        424,000
COACH, INC.                         7,975       305,682                                                       7,975        305,682
                                                         COLGATE-PALMOLIVE CO.       4,900      266,756       4,900        266,756
DELL COMPUTER CORP.                34,330       937,552  DELL COMPUTER CORP.        19,000      518,890      53,330      1,456,442
EBAY, INC.                          4,640       395,746                                                       4,640        395,746
ELECTRONIC ARTS, INC.               6,670       391,129                                                       6,670        391,129
E.W. SCRIPPS CO. CLASS A            3,675       278,345                                                       3,675        278,345
                                                         ELI LILLY & CO.             4,700      268,605       4,700        268,605
                                                         EMERSON ELECTRIC CO.        7,400      335,590       7,400        335,590
                                                         FANNIE MAE                  3,500      228,725       3,500        228,725
FOREST LABORATORIES, INC.          11,655       629,020                                                      11,655        629,020
GAP, INC.                          34,525       500,267                                                      34,525        500,267
GENERAL ELECTRIC CO.               33,455       853,102  GENERAL ELECTRIC CO.       37,000      943,500      70,455      1,796,602
GILEAD SCIENCES, INC.               8,925       374,761                                                       8,925        374,761
GOLDMAN SACHS GROUP, INC.           7,900       537,832  GOLDMAN SACHS GROUP,
                                                           INC.                     10,500      714,840      18,400      1,252,672
                                                         HCA, INC.                  11,300      467,368      11,300        467,368
HEWLETT-PACKARD CO.                19,050       296,228                                                      19,050        296,228
                                                         HOME DEPOT, INC.           19,000      462,840      19,000        462,840
INTEL CORP.                        35,875       584,045  INTEL CORP.                49,000      797,720      84,875      1,381,765
INTERNATIONAL BUSINESS
  MACHINES CORP.                    4,500       352,935  INTERNATIONAL BUSINESS
                                                           MACHINES CORP.            8,000      627,440      12,500        980,375
JOHNSON & JOHNSON                  17,825     1,031,533  JOHNSON & JOHNSON           4,500      260,415      22,325      1,291,948
KOHL'S CORP.                        9,750       551,655                                                       9,750        551,655
                                                         LABORATORY CORP OF
                                                           AMERICA HOLDINGS          8,200      243,130       8,200        243,130
LEHMAN BROTHERS HOLDINGS, INC.      5,650       326,288                                                       5,650        326,288
LOWE'S COS., INC.                  18,150       740,883                                                      18,150        740,883
MAXIM INTEGRATED PRODUCTS, INC.    15,225       549,927                                                      15,225        549,927
MEDTRONIC, INC.                     7,550       340,656  MEDTRONIC, INC.            11,000      496,320      18,550        836,976
MERCURY INTERACTIVE CORP.           7,450       221,116                                                       7,450        221,116
                                                         MERCK & CO., INC.           8,700      476,586       8,700        476,586
MICROSOFT CORP.                    17,640       427,064  MICROSOFT CORP.            35,800      866,718      53,440      1,293,782
MOODY'S CORP.                      16,215       749,619                                                      16,215        749,619
NEXTEL COMMUNICATIONS INC.
  CLASS A                          25,600       342,784                                                      25,600        342,784
                                                         NORTHROP GRUMMAN CORP.      9,100      780,780       9,100        780,780
ORACLE CORP.                       53,575       581,235                                                      53,575        581,235
                                                         PEPSICO, INC.              12,000      480,000      12,000        480,000
PFIZER, INC.                       31,650       986,214  PFIZER, INC.               40,000    1,246,400      71,650      2,232,614
                                                         RAYTHEON CO.                8,600      243,982       8,600        243,982
QUALCOMM, INC.                      4,850       174,891                                                       4,850        174,891
                                                         SIEBEL SYSTEMS, INC.       57,300      458,973      57,300        458,973
SLM CORP.                           4,465       495,258                                                       4,465        495,258
STARBUCKS CORP.                     9,075       233,772                                                       9,075        233,772
ST. JUDE MEDICAL, INC.             10,175       496,031                                                      10,175        496,031
                                                         STATE STREET CORP.         18,000      569,340      18,000        569,340
                                                         SYSCO CORP.                12,900      328,176      12,900        328,176
TEXAS INSTRUMENTS, INC.            27,475       449,766                                                      27,475        449,766
                                                         TRANSOCEAN, INC.           10,300      210,635      10,300        210,635
UNITEDHEALTH GROUP, INC.            8,810       807,613                                                       8,810        807,613
                                                         UNITED PARCEL SERVICE
                                                           CLASS B                   7,700      438,900       7,700        438,900
VIACOM, INC., CLASS B              12,600       460,152                                                      12,600        460,152
                                                         WALGREEN CO.               15,800      465,784      15,800        465,784
WAL-MART STORES                     9,750       507,292  WAL-MART STORES            22,000    1,144,660      31,750      1,651,952
WELLS FARGO & CO.                   9,325       419,532  WELLS FARGO & CO.          10,400      467,896      19,725        887,428
WHOLE FOODS MARKET, INC.            4,225       235,079                                                       4,225        235,079
                                                         XILINX, INC.                9,700      227,077       9,700        227,077
ZIMMER HOLDINGS, INC.              11,875       577,481                                                      11,875        577,481
                                            -----------                                     -----------                -----------
                                            $22,611,049                                     $22,387,075                $44,998,124
                                            -----------                                     -----------                -----------
SHORT-TERM:
                                                                                                      -
STATE STREET CORP                                        INVESTORS BANK &
                                                           TRUST CO.
REPURCHASE AGREEMENT             $381,000   $   381,000    REPURCHASE AGREEMENT   $236,662  $   236,662    $617,662    $   617,662

                                            -----------                                     -----------                -----------
                                            $   381,000                                     $   236,662                $   617,662
                                            -----------                                     -----------                -----------
Total Investments                           $22,992,049                                     $22,623,737                $45,615,786
                                            ===========                                     ===========                ===========

(a)Certain securities that do not conform to the investment strategies to be in effect after the reorganization may be disposed of prior to reorganization. Selection of a securities for disposition will depend on market conditions, investment outlook of the Fund's subadviser and composition of the Acquired Fund at such time.

Loomis Sayles Growth Fund
Notes to Pro Forma Combined Financial Statements (unaudited)
March 31, 2003

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the CDC Nvest Large Cap Growth Fund ("Large Cap Growth Fund"), a series of CDC Nvest Funds Trust I, the Loomis Sayles Growth Fund (the "Growth Fund"), a series of Loomis Sayles Funds II, would acquire all the assets of the Large Cap Growth Fund in exchange for newly issued shares of beneficial interest of the Growth Fund (the "Merger Shares") and the assumption by the Growth Fund of all of the liabilities of the Large Cap Growth Fund followed by a distribution of the Merger Shares to the shareholders of the Large Cap Growth Fund.

As a result of the proposed transaction, the Large Cap Growth Fund will receive a number of Class A, Class B, Class C and Class Y Merger Shares of the Growth Fund equal in value to the value of the net assets of the Large Cap Growth Fund being transferred and attributable to the Class A, Class B, Class C and Class Y shares respectively, of the Large Cap Growth Fund. Following the transfer, Large Cap Growth Fund shareholders will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C or Class Y Merger Shares of the Growth Fund equal in value, as of the close of business on the day of the exchange, to the value of the shareholder's Class A, Class B, Class C or Class Y Large Cap Growth Fund shares.

The pro forma financial statements reflect the combined financial position of the Large Cap Growth Fund with the Growth Fund at March 31, 2003, and the pro forma combined results of operations for the year ended March 31, 2003, as though the acquisition had occurred on April 1, 2002.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

Pro Forma Adjustments:

The pro forma combined Statement of Assets and Liabilities reflects the reclassification of capital for the Large Cap Growth Fund into shares of beneficial interest of the Growth Fund.

The pro forma combined Statement of Operations reflects the following adjustments:

Management, accounting and administration fees, Classes A, B and C transfer agent fees and custodian fees have been restated to reflect current fees.

Certain other expenses including trustees, legal, shareholder reporting, audit, registration and tax fees have been reduced reflective of the savings expected to occur as a result of the transaction.

                                                                      APPENDIX A

                 ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

--------------------------------------------------------------------------------
                             INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment goal and principal investment strategies of the Acquiring Fund (also referred to as the "Fund") are described in the Prospectus/Proxy Statement. The investment policies of the Acquiring Fund set forth in its Prospectus/Proxy Statement and in this SAI may be changed by the Board of Trustees of Loomis Sayles Funds II (the "Loomis Trust") without shareholder approval, except any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Acquiring Fund (which in the Prospectus/Proxy Statement and this SAI means the lesser of (i) 67% of the shares of the Acquiring Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus/Proxy Statement will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

In addition to its investment goal and policies set forth in the Prospectus/Proxy Statement, the following investment restrictions are policies of the Acquiring Fund (and those marked with an asterisk are fundamental policies of the Acquiring Fund):

The Acquiring Fund will not:

(1) Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

(6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9) Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

(14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

--------------------------------------------------------------------------------
                            FUND CHARGES AND EXPENSES
--------------------------------------------------------------------------------

Investment Advisory And Other Services
Advisory Agreements. Under the advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Acquiring Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Loomis Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Acquiring Fund, and certain administrative services. For these services, the advisory agreement provides that the Acquiring Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rate of the Fund's average daily net assets:

Fund Rate
0.50%

During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the Fund*:

--------------------------------------------------------------------------------------
       Fiscal Year Ended          Fiscal Year Ended          Fiscal Year Ended
            9/30/00                    9/30/01                    9/30/02
--------------------------------------------------------------------------------------
                Fee Waivers                Fee Waivers                Fee Waivers
    Advisory    and Expense    Advisory    and Expense    Advisory    and Expense
      Fees      Assumptions      Fees      Assumptions      Fees      Assumptions
--------------------------------------------------------------------------------------
    $197,666      $80,890      $156,460      $157,879     $116,894      $152,388
--------------------------------------------------------------------------------------

*Loomis Sayles contractually agreed for the fiscal years shown and through February 1, 2004, to reduce its advisory fees and/or bear other expenses, to the extent necessary to limit the total operating expenses of the Fund to 0.85%, 1.10% and 1.35% of the Fund's average daily net assets for the Fund's Institutional, Retail and Admin Classes, respectively.

Loomis Sayles has given a binding undertaking to the Fund to limit the Fund's total annual operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00%, 1.85%, 1.85% and 0.85% of the Fund's average daily net assets for Classes A, B, C and Y shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter.

Brokerage Commissions
Set forth below are the amounts the Acquiring Fund paid in brokerage commissions during the last three fiscal years ended September 30 and the amounts the Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. For a description of how transactions in portfolio securities are effected and how the Fund's adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" below.

----------------------------------------------------------------------------------------------------
                                                                      Fiscal Year Ended
----------------------------------------------------------------------------------------------------
                                                            9/30/00      9/30/01       9/30/02
----------------------------------------------------------------------------------------------------
Brokerage Transactions
----------------------------------------------------------------------------------------------------
 Allocated to brokers providing research services         $15,188,789   $9,182,053   $16,974,868
----------------------------------------------------------------------------------------------------
Brokerage Commissions
----------------------------------------------------------------------------------------------------
 Total Brokerage Commissions Paid                         $    93,403   $  114,458   $    83,756
----------------------------------------------------------------------------------------------------
 Commissions Paid to Brokers providing research           $    14,748   $   10,337   $    18,930
 services
----------------------------------------------------------------------------------------------------

Regular Broker-Dealers
The table below contains the aggregate value of securities of the Acquiring Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by the Fund, if any, as of September 30, 2002.

-----------------------------------------------------------------------------------------------------------
                                                               Aggregate Value of Securities of each
                                                            Regular Broker or Dealer (or its parent) by
                   Regular Broker-Dealer                                   Acquiring Fund
-----------------------------------------------------------------------------------------------------------
                   Bank of America Corp.                                      $292,842
-----------------------------------------------------------------------------------------------------------
                   Wells Fargo & Co.                                          $400,932
-----------------------------------------------------------------------------------------------------------

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

Sales Charges and 12b-1 Fees
As explained below, during the Acquiring Fund's past fiscal year, certain classes of shares of the Acquiring Fund paid the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by these classes under these Plans during the past fiscal year.*

-----------------------------------------------------------------------------------------------------------
Fund Class                                                                 12b-1 Fees Paid
-----------------------------------------------------------------------------------------------------------
Retail Class                                                                   $1,411
-----------------------------------------------------------------------------------------------------------
Admin Class                                                                      $40
-----------------------------------------------------------------------------------------------------------

[*Prior to September 12, 2003, the Acquiring Fund offered Institutional and Retail Class shares and prior to May 12, 2003, the Fund also offered Admin Class shares. On [May 21, 2003], the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. Class B and Class C shares commenced operations on [September 12], 2003.]

See "Distribution Agreements and Rule 12b-1 Plans" in this SAI for a description of the current distribution agreements and 12b-1 plans, if any, in effect for Classes A, B, C and Y shares.

--------------------------------------------------------------------------------
                       INVESTMENT PERFORMANCE OF THE FUND
--------------------------------------------------------------------------------

                      Performance Results - Percent Change

                         For the Periods Ended 3/31/03*

ACQUIRING FUND
Class A shares(1)

                                        Aggregate Total Return                      Average Annual Total Return
                               ----------------------------------------     ------------------------------------------
                                         5 Years      10 Years                 1 Year        5 Years       10 Years
                                         -------      --------                 ------        -------       --------
As a % of
----------------------------
Net Asset Value                          -26.34       56.41                    -21.34        -5.93         4.57
Maximum Sales Charge                     -30.60       47.42                    -25.84        -7.04         3.96

                                                                               Average Annual Total Return - After
                                  Average Annual Total Return - After        Taxes on Distributions and Sales of Fund
                                        Taxes on Distributions                                Shares
                               ----------------------------------------     ------------------------------------------
                                   1 Year      5 Years      10 Years            1 Year        5 Years       10 Years
                                   ------      -------      --------            ------        -------       --------
As a % of
----------------------------
Net Asset Value                    -21.34      -10.30        0.30               -13.87        -5.20         3.04
Maximum Sales Charge               -25.84      -11.36       -0.29               -16.79        -6.02         2.52

Class B shares(1)

                                       Aggregate Total Return                         Average Annual Total Return
                               --------------------------------------       ------------------------------------------
                                         5 Years      10 Years                 1 Year        5 Years       10 Years
                                         -------      --------                 ------        -------       --------
As a % of
---------------------------
Net Asset Value                          -29.10       45.22                    -21.77        -6.65         3.80
CDSC and Redemption at                   -32.64       37.96                    -25.69        -7.60         3.27
End of Period

                                                                              Average Annual Total Return - After
                               Average Annual Total Return - After          Taxes on Distributions and Sales of Fund
                                      Taxes on Distributions                                    Shares
                               --------------------------------------       -----------------------------------------
                                1 Year      5 Years      10 Years              1 Year         5 Years       10 Years
                                ------      -------      --------              ------         -------       --------
As a % of
---------------------------
Net Asset Value                 -21.77      -10.86       -0.31                 -14.15          -5.66        2.49
CDSC and Redemption at          -25.69      -11.77       -0.82                 -16.70          -6.23        2.17
End of Period

Class C shares(1)

                                      Aggregate Total Return                       Average Annual Total Return
                               --------------------------------------       -----------------------------------------
                                         5 Years      10 Years                 1 Years       5 Years       10 Year
                                         -------      --------                 -------       --------      -------
As a % of
---------------------------
Net Asset Value                          -29.10       45.22                    -21.77        -6.65         3.80
Maximum Sales Charge and                 -29.81       43.73                    -23.33        -6.83         3.70
Redemption at End of
Period**

                                                                               Average Annual Total Return - After
                                Average Annual Total Return - After         Taxes on Distributions and Sales of Fund
                                      Taxes on Distributions                                  Shares
                               --------------------------------------       -----------------------------------------
                                1 Year      5 Years      10 Years              1 Year         5 Years       10 Years
                                ------      -------      --------              ------         -------       --------
As a % of
---------------------------
Net Asset Value                 -21.77      -10.86       -0.31                 -14.15         -5.66         2.49
Maximum Sales Charge and        -23.33      -11.04       -0.41                 -15.16         -5.80         2.40
Redemption at End of
Period**

Class Y shares(1)
                                    Aggregate Total Return                         Average Annual Total Return
                               --------------------------------------       ------------------------------------------
                                   5 Years         10 Years                   1 Year          5 Years        10 Years
                                   -------         --------                   ------          -------        --------

As a % of
---------------------------
Net Asset Value                    -25.46           58.99                     -20.98          -5.71          4.75

                                                                               Average Annual Total Return - After
                                Average Annual Total Return - After            Taxes on Distributions and Sales of Fund
                                    Taxes on Distributions                                   Shares
                               --------------------------------------       ------------------------------------------
                                 1 Year      5 Years      10 Years             1 Year        5 Years      10 Years
                                 ------      -------      --------             ------        -------      --------
As a % of
---------------------------
Net Asset Value                  -20.98      -10.03       0.50                 -13.64        -5.04        3.16

* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Acquiring Fund is $2,500.

** [Class C share performance assumes a 1.00% front-end sales charge and, for the 1- year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares accounts that were established on or after December 1, 2000 are subject to the 1.00% front-end load; and Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.]

[(1) The returns shown reflect the results of the Acquiring Fund's Retail Class shares, which were converted to Class A shares on [September 12, 2003]. [The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares.] [For periods before the inception of Retail Class shares (December 31, 1996), performance shown for that Class has been based on the performance of the Acquiring Fund's Institutional Class shares, adjusted to reflect the higher fees and expenses paid by Class A shares.] The returns shown for Class Y shares reflect the results of the Acquiring Fund's Institutional Class shares, which were converted to Class Y shares on [September 12, 2003]. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Acquiring Fund's Class B and Class C shares, respectively. Class Y share performance is based on prior Instutional Class performance. [During all periods shown, the Acquiring Fund's total annual operating expenses have been limited under [binding expense cap arrangements/voluntary arrangements]. [Therefore, the restatement of the Acquiring Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Acquiring Fund's current expense cap arrangements.]

The foregoing data represents past performance only and is not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------------------------

The following is a list of certain investment strategies, including particular types of securities or specific practices that may used by the adviser in managing the Acquiring Fund and that are not principal strategies. The Acquiring Fund's principal strategies are detailed in its Prospectus/Proxy Statement. The list of securities under each category below is not intended to be an exclusive list of securities for investment. The adviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. The adviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. The adviser may invest in any security that falls under the specific category including securities that are not listed below.

        Securities                               Practices
        ----------                               ---------
        Equity Securities (Growth Stocks,        Temporary Defensive
        Value Stocks, Investment                 Strategies
        Companies)                               Portfolio Turnover
        Debt Securities (Structured Notes,       When-issued Securities
        Zero Coupon Securities, Pay-in-kind      Repurchase Agreements
        Securities, Stripped Securities, Step    Futures Contracts
        Coupon Securities, Mortgage-related      Options
        Securities, Asset-backed Securities,     Swap Contracts
        Collateralized Mortgage                  Short Sales
        Obligations, U.S. Government             Illiquid Securities
        Securities)                              Privatizations
        Foreign Securities (Foreign
        Currency, Foreign Currency
        Hedging Transactions,
        Supranational Entities, Emerging
        Markets)

TYPES OF SECURITIES

DEBT SECURITIES
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities.

Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risk. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a fund that invests in debt securities for any particular period. Fluctuations in the value of a fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

     Adjustable Rate Mortgage security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

     Asset-backed Securities The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

     Collateralized Mortgage Obligations ("CMOs") The Fund may invest in CMOs which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

     Convertible Securities The Fund may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

     Investment-Grade Debt Securities Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by Loomis Sayles. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Description of Securities Ratings" below.

     Lower Quality Debt Securities Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's own credit analysis than for a fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to "Description of Securities Ratings" below.

     Mortgage-related Securities The Fund may invest in mortgage-related securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

     Pay-in-kind Securities Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

     Step Coupon Securities Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

     "Stripped" Securities Stripped securities are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff's position. Stripped securities may be considered derivative securities.

     Structured Notes These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

U.S. Government Securities The Fund may invest in some or all of the following U.S. government securities:

.. U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

.. U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

.. Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

Risk. The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

.. "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

.. "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

.. "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.

Risk. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

     Zero-coupon Securities Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code (the "Code"), a fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES
Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. The Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. The Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

     Market Capitalizations The market capitalization ranges allowable for investments of the Fund are defined in reference to the benchmark of the Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

.. Small Capitalization Companies - Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

     Warrants A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

     Investment Companies Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a fund to invest in such countries. In other cases, when the Fund's adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES
Investments in foreign securities present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

     Emerging Markets Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

     Supranational Entities A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

     Foreign Currency Most foreign securities in the Fund's portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

     Foreign Currency Hedging Transactions To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS
The Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, the Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

     Repurchase Agreements The Fund may enter into repurchase agreements, by which a fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

     When-issued Securities The Fund may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

     Illiquid Securities Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time. Also, a fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

The Fund may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Investing in Rule 144A securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities are treated as illiquid, unless the adviser has determined, under guidelines established by Loomis Trust's Board of Trustees, that the particular issue is liquid.

     Privatizations In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Fund, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

     Futures Contracts A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

     When a trader, such as a fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

     Options An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Index warrants, put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices, are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

     Short Sales The Fund may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open.

In a short sale against the box, a fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Select Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales may protect a fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risk. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a fund is able to enter into short sales. There is no limitation on the amount of the Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

     Securities Lending The Fund may lend from its total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in this SAI. Under some securities lending arrangements the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees or persons acting pursuant to the direction of the Board.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

     Short-term Trading The Fund may, consistent with its investment goal, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's investment discretion in managing a fund's assets. The Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

     Temporary Strategies The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies. The use of defensive strategies may prevent the Fund from achieving its investment goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

     Interfund Transactions To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

--------------------------------------------------------------------------------
                           MANAGEMENT OF LOOMIS TRUST
--------------------------------------------------------------------------------

The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The tables below provide certain information regarding the Trustees and officers of Loomis Trust. For purposes of these tables and for purposes of this SAI, the term "Independent Trustee" means those Trustees who are not "interested persons" as defined in the 1940 Act of Loomis Trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this SAI, the term "Interested Trustee" means those Trustees who are "interested persons" of Loomis Trust or, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Number of
                                                   Term of                                Portfolios in
                                  Position(s)     Office* and         Principal                Fund
  Name, Age and Address            Held with    Length of Time   Occupation(s) During         Complex       Other Directorships
  ---------------------              Trust         Served            Past 5 Years             Overseen              Held
                                     -----         ------            -------------            --------              ----
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo (72)                  Trustee         4 years      Chairman, Wayne Hummer          22        Formerly, Director,
399 Boylston Street                                              Trust Company                             Wintrust Financial
Boston, MA 02116                                                                                           Corporation
-----------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. (63)         Trustee       Less than 1    Douglas Dillon                  44        Director, Taubman
399 Boylston Street                                   year       Professor and Director                    Centers, Inc.
Boston, MA 02116                    Contract                     of the Belfer Center of
                                   Review and                    Science for                               Board Member, USEC Inc.
                                   Governance                    International Affairs,
                                   Committee                     John F. Kennedy School
                                     Member                      of Government, Harvard
                                                                 University
-----------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin (65)             Trustee       Less than 1    Director, Coal, Energy          44        Trustee, New England
399 Boylston Street                                   year       Investments &                             Zenith Fund
Boston, MA 02116                     Audit                       Management, LLC;
                                   Committee                     formerly, Partner,                        Director, Precision
                                     Member                      Ropes & Gray (law firm)                   Optics Corporation
                                                                 until 1999                                (optics manufacturer)
-----------------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (58)                 Trustee       Less than 1    President and CEO, Cain         44        Trustee, Universal
452 Fifth Avenue                                      year       Brothers & Company,                       Health Realty Income
New York, NY 10018                Chairman of                    Incorporated                              Trust
                                     Audit                       (investment banking)
                                   Committee                                                               Director, PASC
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Term of                                 Number of
                                                  Office* and                            Portfolios in
                                  Position(s)      Length of          Principal              Fund
                                   Held with         Time        Occupation(s) During       Complex       Other Directorships
       Name, Age and Address         Trust          Served          Past 5 Years            Overseen              Held
       ---------------------         -----           -----          ------------            --------              ----
------------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault (69)               Trustee         4 years      Retired; Trustee, First         44        Director, Mailco
5852 Pebble Beach Way                                            Variable Life (variable                   Office Products, Inc.
San Luis Obispo, CA 18270           Contract                     life insurance)
                                   Review and
                                   Governance
                                   Committee
                                     Member

------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (71)               Trustee       Less than 1    Retired                         44        None
399 Boylston Street                                   year
Boston, MA 02116                  Chairman of
                                  the Contract
                                   Review and
                                   Governance
                                   Committee
                                     Member

------------------------------------------------------------------------------------------------------------------------------------

Richard Darman (60)                 Trustee       Less than 1    Partner, The Carlyle            44        Director and Vice
399 Boylston Street                                   year       Group (investments);                      Chairman, AES
Boston, MA 02116                    Contract                     formerly, Professor,                      Corporation
                                   Review and                    John F. Kennedy School
                                   Governance                    of Government, Harvard
                                   Committee                     University
                                     Member

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Senior Vice President
Sandra O. Moose (61)                Trustee       Less than 1    and Director, The               44        Director, Verizon
One Exchange Place                                    year       Boston Consulting                         Communications
Boston, MA 02109                     Audit                       Group, Inc. (management
                                   Committee                     consulting)                               Director, Rohm and
                                     Member                                                                Haas Company
------------------------------------------------------------------------------------------------------------------------------------

John A. Shane (70)                  Trustee       Less than 1    President, Palmer               44        Director, Gensym
200 Unicorn Park Drive                                year       Service Corporation                       Corporation; Director,
Woburn, MA 01801                    Contract                     (venture capital                          Overland Storage,
                                   Review and                    organization)                             Inc.; Director, Abt
                                   Governance                                                              Associates Inc.
                                   Committee
                                     Member
------------------------------------------------------------------------------------------------------------------------------------
Pendleton P. White (72)             Trustee       Less than 1    Retired                         44        None
6 Breckenridge Lane                                   year
Savannah, GA 31411                  Contract
                                   Review and
                                   Governance
                                   Committee
                                     Member
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Term of                                 Number of
                                                  Office* and                             Portfolios in
                                  Position(s)      Length of         Principal                Fund
    Name, Age and Address         Held with          Time       Occupation(s) During        Complex       Other Directorships
    ---------------------           Trust           Served           Past 5 Years           Overseen             Held
                                    -----           ------           ------------           --------             ----
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Robert J. Blanding/1/ (56)           Chief          8 years      President, Chairman,            44          None
555 California Street              Executive                     Director, and Chief
San Francisco, CA 94104             Officer                      Executive Officer,
                                                                 Loomis Sayles;
                                    Trustee       Less than 1    President and CEO -
                                                      year       Loomis Sayles Funds I
------------------------------------------------------------------------------------------------------------------------------------

John T. Hailer/2/ (42)             President      Less than 1    President and Chief             44          None
399 Boylston Street                                   year       Executive Officer, CDC
Boston, MA 02116                    Trustee                      IXIS Asset Management
                                                  Less than 1    Distributors, L.P.;
                                                      year       formerly, Senior Vice
                                                                 President, Fidelity
                                                                 Investments; President
                                                                 and Chief Executive
                                                                 Officer - CDC Nvest
                                                                 Funds
------------------------------------------------------------------------------------------------------------------------------------
                                  Chairman of
Peter S. Voss/3/ (56)              the Board      Less than 1    Director, President and         44          Trustee, Harris
399 Boylston Street                                  year        Chief Executive                             Associates Investment
Boston, MA 02116                    Trustee                      Officer, CDC IXIS Asset                     Trust/4/
                                                  Less than 1    Management North
                                                     year        America, L.P.
------------------------------------------------------------------------------------------------------------------------------------

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003. Each officer of Loomis Trust serves for an indefinite term in accordance with its current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Trust because he holds the following positions with affiliated persons of Loomis Trust:
President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

/2/ Mr. Hailer is an "interested person" of Loomis Trust because he holds the following positions with affiliated persons of Loomis Trust: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/ Mr. Voss is an "interested person" of Loomis Trust because he holds the following positions with affiliated persons of Loomis Trust: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc. ; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

/4/ As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its board of trustees.

------------------------------------------------------------------------------------------
                                                   Term of
                                                   Office*
                                                     and
                                   Position(s)     Length of
                                    Held with        Time       Principal Occupation(s)
     Name, Age and Address           Trust          Served      During Past 5 Years
     ---------------------           -----          ------      -------------------
------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------
Nicholas H. Palmerino (38)                                     Senior Vice President,
399 Boylston Street              Treasurer        Less than 1  CDC IXIS Asset Management
Boston, MA 02116                                     year      Services, Inc.; Senior
                                                               Vice President, CDC IXIS
                                                               Asset Management
                                                               Advisers, L.P.; formerly,
                                                               Vice President, Loomis
                                                               Sayles
------------------------------------------------------------------------------------------
John E. Pelletier (39)                                         Senior Vice President,
399 Boylston Street              Secretary and    Less than 1  General Counsel,
Boston, MA 02116                 Clerk                year     Secretary and Clerk, CDC
                                                               IXIS Distribution
                                                               Corporation; Senior Vice
                                                               President, General
                                                               Counsel, Secretary and
                                                               Clerk, CDC IXIS Asset
                                                               Management Distributors,
                                                               L.P.; Senior Vice
                                                               President, General
                                                               Counsel, Secretary and
                                                               Clerk, CDC IXIS Asset
                                                               Management Advisers,
                                                               L.P.; Executive Vice
                                                               President, General
                                                               Counsel, Secretary,
                                                               Clerk, and Director, CDC
                                                               IXIS Asset Management
                                                               Services, Inc.
------------------------------------------------------------------------------------------

* Each officer of Loomis Trust serves for an indefinite term in accordance with its current By-Laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

Except for Mr. Alaimo, each person listed above holds the same position(s) with CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Complex" or "CDC Nvest Funds") and Loomis Sayles Funds I (together, with the Loomis Trust, the "Loomis Sayles Complex" or "Loomis Sayles Funds", the Loomis Sayles Funds and the CDC Nvest Funds are referred to collectively as the "Trusts"). Mr. Alaimo holds no positions with the

CDC Nvest Complex. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a Trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Loomis Trust's Trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

Standing Board Committees

The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the board of the CDC Nvest Complex and Loomis Sayles Complex in 2003, the Board of Trustees of Loomis Trust included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During 2002, each of these committees met twice.

The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts.

The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

     The membership of each committee is as follows:



     Audit Committee                   Contract Review and Governance Committee
     ---------------                   ----------------------------------------
     Daniel M. Cain - Chairman         Kenneth J. Cowan - Chairman
     Sandra O. Moose                   Graham T. Allison, Jr.
     Edward A. Benjamin                Richard Darman
                                       Pendleton P. White
                                       John A. Shane
                                       Paul G. Chenault

Trustee Fees

The Trusts pay no compensation to their officers or to their Trustees who are Interested Trustees.

Each Independent Trustee, except Joseph Alaimo, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

Mr. Alaimo is compensated at the rate of $5,000 for each meeting of the Board of Trustees of Loomis Sayles Funds Complex that he attends. In addition, he receives an annual retainer of $20,000. These fees are allocated among the mutual fund portfolios in the Loomis Sayles Funds Complex based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

                               Compensation Table

                  For the Fiscal Year Ended September 30, 2002*

---------------------------------------------------------------------------------------------

                                   Aggregate           Pension or                Total
                                 Compensation     Retirement Benefits         Compensation
                                  from Loomis       Accrued as Part of        from the Fund
   Name of Trustee                   Trust             Fund Expenses             Complex
---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------
Joseph Alaimo                        $21,250               N/A                   $21,250
--------------------------------------------------------------------------------------------
Graham T. Allison                      N/A                 N/A                   $69,000
--------------------------------------------------------------------------------------------
Edward A. Benjamin                     N/A                 N/A                  $12,161**
--------------------------------------------------------------------------------------------
Daniel M. Cain                         N/A                 N/A                   $72,250
--------------------------------------------------------------------------------------------
Paul G. Chenault                     $21,250               N/A                   $21,250
--------------------------------------------------------------------------------------------
Kenneth J. Cowan                       N/A                 N/A                   $75,250
--------------------------------------------------------------------------------------------
Richard Darman                         N/A                 N/A                   $70,500
--------------------------------------------------------------------------------------------
Sandra O. Moose                        N/A                 N/A                   $67,500
--------------------------------------------------------------------------------------------
John A. Shane                          N/A                 N/A                   $67,700
--------------------------------------------------------------------------------------------
Pendleton P. White                     N/A                 N/A                   $70,500
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------
Robert J. Blanding                     N/A                 N/A                     N/A
--------------------------------------------------------------------------------------------
John T. Hailer                         N/A                 N/A                     N/A
--------------------------------------------------------------------------------------------
Peter S. Voss                          N/A                 N/A                     N/A
--------------------------------------------------------------------------------------------

*The table provides compensation information for the current Trustees of the Loomis Trust. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman, Shane and White (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected to the Board of Trustees of the Loomis Trust on May 14, 2003. Robert J. Blanding (Interested Trustee) and Edward A. Benjamin (an Independent Trustee) were newly elected to the Board of Trustees on October 15, 2002. Messrs. Benjamin and Blanding were elected to succeed Daniel J. Fuss (a former Interested Trustee), Richard S. Holway and Michael

T. Murray (each a former Independent Trustee). During the fiscal year ended September 30, 2002, Daniel T. Fuss received no compensation from the Loomis Trust and each of Richard S. Holway and Michael T. Murray received $21,250 from the Loomis Trust.

**Total Compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter).

At [August 31, 2003], the officers and trustees of Loomis Trust as a group owned less than 1% of the outstanding shares of the Fund.

As of December 31, 2002, the Trustees had the following ownership in the Acquiring Fund:

--------------------------------------------------------------------------------------------------------
                                                                                        Aggregate
                                                                                     Dollar Range
                                                                                       of Equity
                                                                                      Securities in
       Name of Trustee        Dollar Range of Equity Securities in the Fund*          All Registered
                                                                                        Investment
                                                                                        Companies
                                                                                       Overseen by
                                                                                      Trustee in the
                                                                                         Trusts*
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
--------------------------------------------------------------------------------------------------------
Joseph Alaimo                                        A                                      B
--------------------------------------------------------------------------------------------------------
Graham T. Allison Jr                                 A                                      E
--------------------------------------------------------------------------------------------------------
Edward A. Benjamin                                   A                                      A
--------------------------------------------------------------------------------------------------------
Daniel M. Cain                                       A                                      D
--------------------------------------------------------------------------------------------------------
Paul G. Chenault                                     A                                      B
--------------------------------------------------------------------------------------------------------
Kenneth J. Cowan                                     A                                      E
--------------------------------------------------------------------------------------------------------
Richard Darman                                       A                                      E
--------------------------------------------------------------------------------------------------------
Sandra O.  Moose                                     A                                      E
--------------------------------------------------------------------------------------------------------
John A. Shane                                        A                                      A
--------------------------------------------------------------------------------------------------------
Pendleton P. White                                   A                                      B
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
--------------------------------------------------------------------------------------------------------
Robert J. Blanding                                   E                                      E
--------------------------------------------------------------------------------------------------------
John T. Hailer                                       A                                      D
--------------------------------------------------------------------------------------------------------
Peter Voss                                           A                                      E
--------------------------------------------------------------------------------------------------------

*A. None
 B. $1 - 10,000
 C. $10,001 - $50,000
 D. $50,001 - $100,000
 E. over $100,000

Advisory Arrangements

The Fund's advisory agreement with Loomis Sayles provides that Loomis Sayles will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Loomis Trust and certain administrative services. Loomis Sayles is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment goal and policies.

The Fund pays all expenses not borne by Loomis Sayles including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and Loomis Trust's Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Fund's adviser or its affiliates, other than affiliated registered investment companies. Certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")

The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of Loomis Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act). In addition, the agreement will terminate automatically if Loomis Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of Loomis Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the trustees who are not interested persons of Loomis Trust or Loomis Sayles.

The advisory agreement provides that the Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

In addition to serving as investment adviser to the Fund, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I and Loomis Trust, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Under the advisory agreement with Loomis Sayles, if the total ordinary business expenses of the Fund or Loomis Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or Loomis Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

As described in the Prospectus/Proxy Statement, Loomis Sayles has agreed to certain additional, binding arrangements to limit Fund expenses. These arrangements are in effect through [January 31, 2004] and will be evaluated on an annual basis thereafter may be modified or terminated by Loomis Sayles at any time.

Board Approval of the Existing Advisory Agreements
The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory agreement is reviewed each year by the Board of Trustees to determine whether the agreement should be renewed for an additional one-year period. Renewal of the agreement requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory agreement. These materials generally include, among other items (i) information on the investment performance of the Fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Fund, and (iii) the economic outlook and the general investment outlook in the markets in which the Fund invests. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's results and financial condition, (2) the Fund's investment objective and strategies and the size, education and experience of the adviser's investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Fund's shares, (4) the procedures employed to determine the value of the Fund's assets, (5) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the adviser.

The Board of Trustees most recently approved the renewal of the Fund's advisory agreement at their meeting held on May 7,2003. In considering the advisory agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreement included the following:

   . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

   . whether the Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.
  . the nature, quality, cost and extent of administrative and shareholder services performed by the adviser and affiliated companies, under the existing advisory agreement and under separate agreements covering transfer agency functions and administrative services.
  . the Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the adviser relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser, such as the engagement of affiliates of the adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.
  . the level of the adviser's profits in respect of the management of the Fund. They considered the profits realized by the adviser in connection with the operation of the Fund.
  . whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structure is fair and reasonable, and that the existing advisory agreement should be continued until June 30, 2004.

Information About the Organization and Ownership of the Adviser of the Fund Loomis Sayles was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC, ("CDC IXIS Holdings") which is in turn a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America").

CDC IXIS Asset Management North America owns the entire limited partnership interest in CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), the distributor to the Fund. CDC IXIS Asset Management Distribution Corporation, which is a wholly-owned subsidiary of CDC IXIS Holdings, is the sole general partner of the Distributor and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CIS"), the transfer and dividend disbursing agent of the Fund.

CDC IXIS Asset Management North America is an indirect subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary investment management subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major French diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC IXIS Asset Management is owned 80% by CDC IXIS, a French investment bank that in turn is owned jointly by CDC and Eulia. Eulia, a French financial institution, is a joint venture between CDC and the Caisse Nationale des Caisses d'Epargne, an association of French savings banks. CDC owns 35% of the Caisse Nationale des Caisses d'Epargne. The remaining 20% of CDC IXIS Asset Management is owned by CNP Assurances, a leading French insurance company. CDC owns 37% of CNP Assurances. The main place of business of CDC IXIS Asset Management is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Eulia and Caisse Nationale des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

CDC IXIS Asset Management North America has 1 affiliated asset management firm that had $124 billion in assets under management at December 31, 2002, and has three distribution and service units.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios.

The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Distribution Agreements and Rule 12b-1 Plans
Under agreements with Loomis Trust, the Distributor serves as the principal distributor of each class of shares of the Fund. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Fund the service and distribution fees described in the Prospectus/Proxy statement. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of the Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of the Fund's shares.

The Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of the net assets of these classes. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, the Plan was approved by the shareholders of the Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of Loomis Trust.

Under the Plans, the Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

The Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectus/Proxy Statement, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. Each Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trust's Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those Trustees who are Independent Trustees of the Trust shall be committed to the discretion of such Trustees. Fees paid by Class A, Class B or Class C shares of the Fund may indirectly support sales and servicing efforts relating to shares of the other Funds within the CDC Nvest Funds Complex or the Loomis Sayles Funds Complex. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to the Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Fund's shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Fund may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from the Fund's adviser with respect to sales of Class Y shares.

The Distribution Agreement for the Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of the Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of Loomis Trust or any Trustee of Loomis Trust had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Fund and its shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the Plans were not in place.

For Class A shares of the Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Fund that are paid to securities dealers are shown below+:

                            Maximum Sales            Maximum
                           Charge Paid by         Reallowance or       Maximum First Year     Maximum First Year
                              Investors             Commission             Service Fee            Compensation
Investment              (% of offering price)  (% of offering price)  (% of net investment)  (% of offering price)
Less than $50,000*              5.75%                  5.00%                   0.25%                  5.25%
$50,000 - $99,999               4.50%                  4.00%                   0.25%                  4.25%
$100,000 - $249,999             3.50%                  3.00%                   0.25%                  3.25%
$250,000 - $499,999             2.50%                  2.15%                   0.25%                  2.40%
$500,000 - $999,999             2.00%                  1.70%                   0.25%                  1.95%

Investments of $1 million or more
First $3 Million                none                   1.00%(1)                0.25%                  1.25%
Excess over $3 Million          none                   0.50%(1)                0.25%                  0.75%
Investments with no Sales       none                   0.00%                   0.25%                  0.25%
Charge(1)

[+Prior to September 12, 2003, the Acquiring Fund offered Institutional and Retail Class shares and prior to May 21, 2003, the Fund also offered Admin Class shares. On [May 21, 2003], the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. Class B and Class C shares commenced operations on September 12, 2003.]

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus/Proxy Statement under the section entitled "Ways to Reduce or Eliminate Sales Charges."

Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides Loomis Trust. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from the Acquirng Fund, any Fund in the CDC Nvest Complex, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund or Loomis Sayles Investment Grade Bond Fund or if the account is registered in street name.

The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02102, is Loomis Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

Independent Accountants. Loomis Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of the Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with Loomis Trust as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus/Proxy Statement, and the financial statements contained in the Fund's annual reports for the year ended September 30, 2002 and incorporated by reference into this SAI, have been so included in reliance on the report of Loomis Trust's independent accountants, given on the authority of said firm as experts in auditing and accounting.

Other Arrangements with Loomis Trust
Loomis Sayles performed certain accounting and administrative services for series of Loomis Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") with this Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, Loomis Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002, Loomis Sayles was paid at an annual rate of 0.035% of the Fund's average daily net assets for these services. For these services, Loomis

Sayles was reimbursed or was paid by Loomis Trust, on behalf of the Fund, the following amounts*:

--------------------------------------------------------------------------------
                                        Fiscal Year Ended     Fiscal Year Ended
               5/8/2000 to 9/30/00           9/30/01               9/30/02
--------------------------------------------------------------------------------
                      $5,063                 $10,516               $10,070
--------------------------------------------------------------------------------

* Effective July 1, 2003, Loomis Sayles assigned its administrative services agreement to CIS.

CIS, located at 399 Boylston Street, Boston, Massachusetts, 02116, performs transfer agency services for Loomis Trust. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. Loomis Trust pays CIS for its services based on the number of open accounts. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Fund to third parties.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

In placing orders for the purchase and sale of equity securities, the Fund's adviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Fund's adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Subject to the overriding objective of obtaining the best possible execution of orders, the Fund's adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN),

Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection
Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles' use of "soft dollars", the Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Fund or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts including the Fund that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Fund as described above. However, conflicts may arise between a fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

General
Subject to procedures adopted by the Board of Trustees of Loomis Trust, the Fund's brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with Loomis Trust are prohibited from dealing with the Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses, subject to the requirement that Loomis Sayles will seek best execution.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

--------------------------------------------------------------------------------
                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES
--------------------------------------------------------------------------------

Loomis Sayles Funds II, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991. The Trust has 13 series (the "Funds").

On July 1, 2003, Loomis Sayles Funds II changed its name from Loomis Sayles Funds to its current name.

The Declaration of Trust of Sayles Funds II permits the Trust's Trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declaration of Trust further permits the Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust's Board of Trustees may determine. When you invest in a fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.

The shares of the Fund are divided into four classes: Class A, Class B, Class C and Class Y. The Fund offers such classes of shares as set forth in the Fund's Prospectus/Proxy Statement. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of the Fund (including advisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of Loomis Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in the Trust.

The Declaration of Trust also permits the Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the Trustees may designate. While the Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Fund upon written notice to its shareholders.

Voting Rights
Shareholders of the Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of Trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing Trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the Trustees holding office shall have been elected by the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

[Upon written request by the holders of shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).]

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Shareholder voting rights are not cumulative.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's or a fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. [If one or more new series of the Trust is established and designated by the Trustees, the shareholders having beneficial interests in the series of the Trust shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.]

Shareholder and Trustee Liability
Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a fund itself would be unable to meet its obligations.

The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a

Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of Trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Code of Ethics
The Fund, Loomis Sayles and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

The Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund's total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

The procedures for purchasing shares of the Fund are summarized in the Prospectus/Proxy Statement. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectus/Proxy Statement through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this SAI.

A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.

If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus/Proxy Statement may apply.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

The method for determining the public offering price and net asset value per share is summarized in the Prospectus/Proxy Statement.

The total net asset value of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in Loomis Sayles' discretion, theFund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in the Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, income funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of the Fund's net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of the Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of the Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus/Proxy Statement. The public offering price of a Class B or Y share of the Fund is the next-determined net asset value.

--------------------------------------------------------------------------------
                              REDUCED SALES CHARGES
--------------------------------------------------------------------------------

The following special purchase plans are summarized in the Prospectus/Proxy Statement and are described in greater detail below.

Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus/Proxy Statement. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Acquiring Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund and CDC Nvest Funds (together, the "CDC Nvest Funds Family") held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the funds in the CDC Nvest Funds Family with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Funds in the CDC Nvest Funds Family, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trust over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

A reduced sales charge is available for aggregate purchases of all classes of shares of the Fund pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of the Fund held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds Family (excluding the CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "CDC Nvest Money Market Funds") unless the shares were purchased through an exchange with another Fund in the CDC Nvest Funds Family) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any fund may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

Combining with Other Series and Classes of the CDC Nvest Funds Family. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other Fund in the CDC Nvest Fund Family). Shares owned by persons described in the preceding paragraph may also be included.

Clients of Loomis Sayles. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of the Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts. Class A or Class C shares of the Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of the Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by Loomis Sayles, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase.

Certain Retirement Plans. Class A and Class C shares of the Fund are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies. Class A and Class C shares of the Fund are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts
A shareholder's investment is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)
Subject to the Fund's investor eligibility requirements, investors may automatically invest in additional shares of the Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus/Proxy Statement. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)
The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Fund or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus/Proxy Statement. For these plans, initial investments in a fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus/Proxy Statement relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)
An investor owning the Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of the Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of the Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Fund and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. This program may be modified or terminated at any time.

Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program
You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Fund in the CDC Nvest Funds Family, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other fund in the CDC Nvest Funds Family, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege
A shareholder may exchange the shares of the Fund for shares of the same class of another Fund in the CDC Nvest Funds Family (subject to the investor eligibility requirements, if any, of the Fund into which the exchange is being made and any other limits on the sales of or exchanges into that Fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one Fund for shares of another Fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the Fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. If you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the CDC Nvest Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the CDC Nvest Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a fund. Shareholders may also exchange their shares in the CDC Nvest Money Market Funds for shares of the same class of any other Fund in the CDC Nvest Funds Family listed below, subject to those Funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of a Fund in the CDC Nvest Funds Family subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a Fund in the CDC Nvest Funds Family without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds or for Class A shares of the CDC Nvest Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any other Fund in the CDC Nvest Funds Family, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

As described in the Prospectus/Proxy Statement following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges
The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R)and WebSite
Acquiring Fund shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. The CDC Nvest Funds Family has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling The CDC Nvest Funds Family at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579.
More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that the CDC Nvest Funds Family does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

The CDC Nvest Funds Family is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly the CDC Nvest Funds Family bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While the CDC Nvest Funds Family has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify the CDC Nvest Funds Family if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.
2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.
3. You transmit a transaction for which you do not receive a confirmation number.
4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.
5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds Family makes no warranties concerning the availability of Internet services or network availability.

The CDC Nvest Funds Family reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to the CDC Nvest Funds Family should be sent to:

CDC Nvest Funds
P. O. Box 219579
Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

The procedures for redemption of shares of the Fund are summarized in the Prospectus/Proxy Statement. As described in the Prospectus/Proxy Statement, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a

CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

If you select the telephone redemption service in the manner described in the next paragraph, shares of a fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Fund from time to time.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options

Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Fund, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

The redemption price will be the net asset value per share (less any applicable
CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of the CDC Nvest Funds Family, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a fund. The redemptions in kind will be selected by the Fund's adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period. The Fund does not currently intend to impose any redemption charge (other than the CDSC imposed by the Fund's distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy
When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Fund also reserves the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A and Class C shares only)
The Prospectus/Proxy Statement describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

--------------------------------------------------------------------------------
                          STANDARD PERFORMANCE MEASURES
--------------------------------------------------------------------------------

Calculations of Yield
The Fund may advertise the yield of each class of its shares. Yield for each class will be computed pursuant to a formula prescribed by the SEC by annualizing net investment income per share earned for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of Loomis Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for the Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

The Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

Calculation of Total Return and Average Annual Total Return
Total return (including average annual total return) is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show total return, average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) of each class for the one-year, five-year and ten-year periods (or for the period since inception, if shorter)through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1)adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons
Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of the Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares. The Fund may from time to time include its yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc.("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles. The Fund may also from time to time include in advertisements or information furnished to present or prospective shareholders the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

The Fund may cite its ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. The Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Fund may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Fund to a different category or develop(and place the Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Total return may also be used to compare the performance of the Fund against certain widely

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

acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

The S&P 500 Index is a market capitalization-weighted and unmanaged index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the counter are included.

The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation.

Articles and releases, developed by the Fund and other parties, about the Fund regarding performance, rankings, statistics and analyses of the individual Fund's and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for the CDC Nvest Funds Family, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in the section "Media That May Contain Fund Information" to this SAI, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Fund's advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Fund's advertising and promotional literature, see "Advertising And Promotional Literature".

The Fund may use the accumulation charts below in its advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

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

                        Investments At 8% Rate of Return

               5 yrs       10        15        20        25        30

              --------  --------  --------  --------  --------  --------
         $ 50    3,698     9,208    17,417    29,647    47,868    75,015
           75    5,548    13,812    26,126    44,471    71,802   112,522
          100    7,396    18,417    34,835    59,295    95,737   150,029
          150   11,095    27,625    51,252    88,942   143,605   225,044
          200   14,793    36,833    69,669   118,589   191,473   300,059
          500   36,983    92,083   174,173   296,474   478,683   750,148

                        Investments At 10% Rate of Return

               5 yrs       10        15        20        25        30

              --------  --------  --------  --------  --------  --------
         $ 50    3,904    10,328    20,896    38,285    66,895   113,966
           75    5,856    15,491    31,344    57,427   100,342   170,949
          100    7,808    20,655    41,792    76,570   133,789   227,933
          150   11,712    30,983    62,689   114,855   200,684   341,899
          200   15,616    41,310    83,585   153,139   267,578   455,865
          500   39,041   103,276   208,962   382,848   668,945 1,139,663

The Fund's advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the Funds in the CDC Nvest Funds Family. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds Family. For example, the advertising and sales literature of any of the Funds in the CDC Nvest Funds Family may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the CDC Nvest Funds Family or may have influenced past performance or may influence current or prospective performance of the CDC Nvest Funds Family. Articles, releases, advertising and literature may discuss the range of services offered by Loomis Trust, the Distributor and the transfer agent of the Fund, with respect to investing in shares of the Fund and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

Advertising and sales literature may also refer to the beta coefficient of the Fund. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the Fund may be compared to the beta coefficients of other funds.

The Fund may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds Family and the Distributor as well as the services provided by the bank relative to the Fund. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Fund's prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

--------------------------------------------------------------------------------
           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

As described in the Prospectus/Proxy Statement, it is the policy of the Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the CDC Nvest Funds Family. In order for a change to be in effect for any dividend or distribution, it must be received by the CDC Nvest Funds Family on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during

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the following January will be treated for federal tax purposes as paid by the
Fund and received by shareholders on December 31st of the year in which declared.

Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term

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

capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, the Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. The Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. The Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If the Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

The Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or
(2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust

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

(as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

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--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements and financial highlights for the Acquiring Fund included in the Fund's 2002 Annual Report and its 2003 Semi-Annual Report, filed with the SEC on December 2002 and June 2003, respectively, are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semi-annual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semi-annual report by telephone at (800) 225-5478 or by writing to the Distributor at: CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.

--------------------------------------------------------------------------------
                        DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

The Fund makes use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. The Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

     Corporate and Municipal Bond Ratings
     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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

     Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

     Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

     Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security

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ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

     Issue Credit Rating Definitions
     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not

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perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

     Investment Grade

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Speculative Grade

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have

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

some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     CI: The rating CI is reserved for income bonds on which no interest is being paid.

     D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or

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

commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Commercial Paper Rating Definitions

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

--------------------------------------------------------------------------------
                     MEDIA THAT MAY CONTAIN FUND INFORMATION
--------------------------------------------------------------------------------

ABC and affiliates                    Fitch Insights                     Pension World
Adam Smith's Money World              Forbes                             Pensions and Investments
America OnLine                        Fort Worth Star-Telegram           Personal Investor
Anchorage Daily News                  Fortune                            Philadelphia Inquirer
Arizona Republic                      Fox Network and affiliates         Porter, Sylvia (syndicated
Atlanta Constitution                  Fund Action                        column)
Atlanta Journal                       Fund Decoder                       Portland Oregonian
Austin American Statesman             Global Finance                     Prodigy
Baltimore Sun                         (the) Guarantor                    Public Broadcasting Service
Bank Investment Marketing             Hartford Courant                   Quinn, Jane Bryant (syndicated
Barron's                              Houston Chronicle                  column)
Bergen County Record (NJ)             INC                                Registered Representative
Bloomberg Business News               Indianapolis Star                  Research Magazine
B'nai B'rith Jewish Monthly           Individual Investor                Resource
Bond Buyer                            Institutional Investor             Reuters
Boston Business Journal               International Herald Tribune       Rocky Mountain News
Boston Globe                          Internet                           Rukeyser's Business (syndicated
Boston Herald                         Investment Advisor                 column)
Broker World                          Investment Company Institute       Sacramento Bee
Business Radio Network                Investment Dealers Digest          San Diego Tribune
Business Week                         Investment Profiles                San Francisco Chronicle
CBS and affiliates                    Investment Vision                  San Francisco Examiner
CDA Investment Technologies           Investor's Business Daily          San Jose Mercury
CFO                                   IRA Reporter                       Seattle Post-Intelligencer
Changing Times                        Journal of Commerce                Seattle Times
Chicago Sun Times                     Kansas City Star                   Securities Industry Management
Chicago Tribune                       KCMO (Kansas City)                 Smart Money
Christian Science Monitor             KOA-AM (Denver)                    St. Louis Post Dispatch
Christian Science Monitor News        Los Angeles Times                  St. Petersburg Times
Service                               Leckey, Andrew (syndicated         Standard & Poor's Micropal,
Cincinnati Enquirer                   column)                            Inc.
Cincinnati Post                       Lear's                             Standard & Poor's Outlook
CNBC                                  Life Association News              Standard & Poor's Stock Guide
CNN                                   Lifetime Channel                   Stanger's Investment Advisor
Columbus Dispatch                     Miami Herald                       Stockbroker's Register
CompuServe                            Milwaukee Sentinel                 Strategic Insight
Dallas Morning News                   Money                              Tampa Tribune
Dallas Times-Herald                   Money Maker                        Time
Denver Post                           Money Management Letter            Tobias, Andrew (syndicated
Des Moines Register                   Morningstar                        column)
Detroit Free Press                    Mutual Fund Market News            Toledo Blade
Donoghue's Money Fund Report          Mutual Funds Magazine              UPI
Dorfman, Dan (syndicated              National Public Radio              US News and World Report
column)                               National Underwriter               USA Today
Dow Jones News Service                NBC and affiliates                 USA TV Network
Economist                             New England Business               Value Line
FACS of the Week                      New England Cable News             Wall St. Journal
Fee Adviser                           New Orleans Times-Picayune         Wall Street Letter
Financial News Network                New York Daily News                Wall Street Week
Financial Planning                    New York Times                     Washington Post
Financial Planning on Wall            Newark Star Ledger                 WCVB-TV
Street                                Newsday                            WEEI
Financial Research Corp.              Newsweek                           WHDH
Financial Services Week               Nightly Business Report            Worcester Telegram
Financial Times                       Orange County Register             World Wide Web
Financial World                       Orlando Sentinel                   Worth Magazine
WRKO

--------------------------------------------------------------------------------
                     ADVERTISING AND PROMOTIONAL LITERATURE
--------------------------------------------------------------------------------

References may be included in the CDC Nvest Funds Family's advertising and promotional literature to CDC IXIS Asset Management North America and its affiliates that perform advisory and subadvisory functions for the CDC Nvest Funds Family including, but not limited to: Harris Associates, L.P., Loomis Sayles, Capital Growth Management Limited Partnership, Westpeak Global Advisors, L.P., AEW Managemetn and Advisors, L.P. and Reich & Tang Asset Management, LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

References to subadvisers unaffiliated with CDC IXIS Asset Management North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in the CDC Nvest Funds Family's advertising and promotional literature including, but not limited to, Hansberger Global Investors, Inc., Miller Anderson, RS Investment Management, L.P., Salomon Brothers Asset Management Inc. and Mercury Advisors.

The CDC Nvest Funds Family's advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

          . Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds Family;

          . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

          . Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

          . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

          . The corporate histories, founding dates and names of founders of the entities;

          .    Awards, honors and recognition given to the entities:

          . The names of those with ownership interest and the percentage of ownership interest;

          . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

          . Current capitalizations, levels of profitability and other financial and statistical information;

          . Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

          . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

          . Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

          .  Current and historical statistics regarding:

     -    total dollar amount of assets managed
     -    CDC Nvest Funds Family's assets managed in total and by fund
     -    the growth of assets
     -    asset types managed
     - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
     - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

          . The general and specific strategies applied by the advisers in the management of the CDC Nvest Funds Family's portfolios including, but not limited to:

     - the pursuit of growth, value, income oriented, risk management or other strategies
     -    the manner and degree to which the strategy is pursued
     - whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
     - the types and characteristics of investments sought and specific portfolio holdings
     -    the actual or potential impact and result from strategy implementation
     - through its own areas of expertise and operations, the value added by sub-advisers to the management process
     - the disciplines it employs, e.g., a subadviser's buy and sell guidelines, and goals and benchmarks that it establishes in management, e.g., a subadviser's goal to pursue growth at a certain percentage above a specified index
     - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

          . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Funds in the CDC Nvest Funds Family, and those families of funds; other than the CDC Nvest Funds Family. Any such references will indicate that the CDC Nvest Funds Family and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the

             Funds' advisers and sub-advisers, including, but not limited to, those provided by Momingstar, Lipper, Forbes and Worth.

In addition, communications and materials developed by the CDC Nvest Funds Family will make reference to the following information about CDC IXIS Asset Management North America and its affiliates:

CDC IXIS Asset Management North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2002, CDC DMS Asset Management North America had more than $4.1 billion in assets under management. In addition, promotional materials may include:

         . Specific and general references to the CDC Nvest Funds Family's multi-manager approach through CDC IXIS Asset Management North America' affiliates and outside firms including, but not limited to, the following:

    - that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management North America and the other investment managers
    - other fund companies are limited to a "one size fits all" approach but CDC Nvest Funds Family draws upon the talents of multiple managers whose expertise best matches the fund objective
    - in this and other contexts reference may be made to CDC Nvest Funds Family's slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds Family's ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."
    - CDC IXIS Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.

Reference to CDC IXIS Asset Management Advisors Group may appear in Fund advertising and promotional literature. CDC IXIS Asset Management Advisors Group is an unregistered umbrella name that may be used to encompass the products and services offered by both CDC IXIS Asset Management Distributors, L.P., a NASD registered broker/dealer, and CDC IXIS Asset Management Advisers, L.P., a SEC registered investment adviser.

CDC IXIS Asset Management Advisors Group provides marketing support to various CDC IXIS Asset Management North America affiliated fund groups, broker/dealers and investment advisers, including, but not limited to, CDC Nvest Funds, Loomis Sayles Funds, Loomis, Sayles & Company, L.P., Oakmark Funds, Harris Associates Securities, L.P., Harris Associates, L.P., Delafield Fund, Reich & Tang Capital Management, and AEW Capital Management. From time to time, CDC IXIS Asset Management Advisors Group may also provide similar marketing support to firms unaffiliated with CDC IXIS Asset Management North America.

References may be included in the CDC Nvest Funds Family's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

         . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom the CDC Nvest Funds Family may or may not have a relationship.

         . Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds Family as a 401(k) or retirement plan funding vehicle produced by, including, but not 11.imited to, Investment Company Institute and other industry authorities, research organizations and publications.

         . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of

    - past, present and prospective tax regulation, IRS requirements and rules, including. gut not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R any other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
    - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
    -    current and prospective ERISA regulation and requirements.

         . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds Family 401 (k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

    -    increased employee retention
    -    reinforcement or creation of morale
    -    deductibility of contributions for participants
    -    deductibility of expenses for employers
    -    tax deferred growth, including illustrations and charts
    -    loan features and exchanges among accounts
    - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers,quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

         . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and the CDC Nvest Funds Family as a 401(k) or retirement plan funding vehicle.

         . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

    -    access to expertise on investments
    - assistance in interpreting past, present and future market trends and economic events
    - providing information to clients including participants during enrollment and on an ongoing basis after participation
    - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                                     Registration Nos. 811-06241
                                                                            333-

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its Trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 16. Exhibits

(1) Agreement and Declaration of Trust. (i)
    (a) Amendment No. 1 to Agreement and Declaration of Trust is filed herewith.

(2) By-laws. (i)

(3) Voting Trust Agreements.
    Not applicable.

(4) Form of Agreement and Plan of Reorganization. (ii)

(5) Instruments Defining Rights of Security Holders.
    Not applicable.

(6) Investment Advisory Contracts.
    Advisory Agreement between the Registrant, on behalf of the Loomis Sayles Growth Fund, and Loomis, Sayles & Company, L.P. (iii)

(7) Distribution Agreements and Dealer Agreement.
    (a) Distribution Agreement between Registrant and CDC IXIS Asset Management Distributors, L.P., is filed herewith.
    (b) Form of Dealer Agreement used by CDC IXIS Asset Management Distributors, L.P. is filed herewith.

(8)  Bonus or Profit Sharing Contracts.
     Not applicable.

(9)  Custodian Agreements.
     Form of Custodian Agreement. (i)

(10) Rule 12b-1 Plans and Rule 18f-3 Plans.
     (a) Form of Amended and Restated Rule 18f-3(d) Plan is filed herewith.
     (b) Distribution Plan for Class A shares of Loomis Sayles Growth Fund is filed herewith.
     (c) Distribution Plan for Class B shares of Loomis Sayles Growth Fund is filed herewith.
     (d) Distribution Plan for Class C shares of Loomis Sayles Growth Fund is filed herewith.

(11) Opinion and Consent of Counsel.
     Opinion and consent of Ropes & Gray LLP is filed herewith.

(12) Opinion and Consent of Counsel Relating to Tax Matters and Consequences to Shareholders to be filed by amendment.

(13) Other Material Contracts.
     (a) Form of Transfer Agency and Services Agreement between the Registrant and CDC IXIS Asset Management Services, Inc. (iv)
     (b) Administrative Service Agreement dated May 8, 2000, between the Registrant and each of its series and Loomis Sayles, L.P. (v)
     (c) Amendment to the Administrative Service Agreement between the Registrant and each of its series and Loomis, Sayles & Company, L.P. (vi)
     (d) Assignment of Administrative Services Agreement dated June 30, 2003 by and among Registrant, Loomis, Sayles & Company, L.P. and CDC IXIS Asset Management Services, Inc. is filed herewith.

(14) Other Opinions, Appraisals or Rulings.
     Consent of PricewaterhouseCoopers LLP is filed herewith.

(15) Omitted Financial Statements.
     Not applicable.

(16) Powers of Attorney. (vii)

(17) Additional Exhibits.
     (a) Form of Proxy is filed herewith.
     (b) CDC Nvest Equity Funds Classes A, B, C and Class Y Prospectuses dated May 1, 2003. (viii)

     (c) Statement of Additional Information of the CDC Nvest Equity Funds dated May 1, 2003. (ix)
     (d) Annual Report to Shareholders of the CDC Nvest Equity Funds for the fiscal year ended December 31, 2002. (x)
     (e) Annual Report to Shareholders of the Loomis Sayles Equity Funds for the fiscal year ended September 30, 2002. (xi)
     (f) Semi-Annual Report to Shareholders of the Loomis Sayles Equity Funds for the period ended March 31, 2003. (xii)

(i) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on October 31, 1997.

(ii) Incorporated by reference to Appendix B to the Prospectus/Proxy Statement filed herewith as Part A to this registration statement on Form N-14.

(iii) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on January 30, 2001.

(iv) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on November 27, 2002.

(v) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 27 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on January 30, 2001.

(vi) Incorporated by reference to the Exhibits to Post-Effective Amendment No. 28 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on November 27, 2002.

(vii) Incorporated by reference to the Exhibit to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933 filed with the SEC on June 20, 2003.

(viii) Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of CDC Nvest Funds Trust I filed on April 29, 2003 (File
No: 002-98326; Accession No.: 0001169232-03-003280) as supplemented on June 6,
2003 (Accession No.: 0001127563-03-000112), June 20, 2003 (Accession No.:
0001127563-03-000126) and July 21, 2003 (Accession No.: 0001127563-03-000161).

(ix) Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of CDC Nvest Funds Trust I filed on April 29, 2003 (File
No: 002-98326; Accession No.: 0001169232-03-003280) as supplemented on June 6,
2003 (Accession No.: 0001127563-03-000112), June 20, 2003 (Accession

No.: 0001127563-03-000126), July 1, 2003 (Accession No.: 0001127563-03-000146)
and July 21, 2003 (Accession No.:0001127563-03-000161).

(x) Incorporated by reference to Form N-30D of CDC Nvest Funds Trust I filed on February 28, 2003 (File No: 002-98326; Accession No.: 0001047469-03-007269).

(xi) Incorporated by reference to Form N-30D of Loomis Sayles Funds II filed on December 6, 2002 (File No:811-06241; Accession No.:0000927016-02-005819).

(xii) Incorporated by reference to Form N-30D of Loomis Sayles Funds II filed on June 3, 2003 (File No:811-06241; Accession No.:0001206774-03-000482).

Item 17. Undertakings

(1) Registrant hereby agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) Registrant hereby agrees that every prospectus that is filed under paragraph
    (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned undertakes to file, by post-effective amendment to this registration statement, an opinion of counsel supporting the tax matters and consequences to the shareholders discussed in the Prospectus/Proxy Statement that is part of this registration statement within a reasonable time after receipt of such opinion.

                             LOOMIS SAYLES FUNDS II
                                   SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the city of Boston, and the Commonwealth of Massachusetts on the 1st day of August, 2003.

                                                   LOOMIS SAYLES FUNDS II

                                                   By: /s/ John E. Pelletier
                                                   -----------------------------
                                                   John E. Pelletier
                                                   Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                       Title                                    Date
---------                       -----                                    ----
PETER S. VOSS*
----------------------------
Peter S. Voss                   Chairman of the Board; Trustee           August 1, 2003

/s/ Nicholas H. Palmerino
----------------------------
Nicholas H. Palmerino           Treasurer                                August 1, 2003

JOSEPH ALAIMO*
----------------------------
Joseph Alaimo                   Trustee                                  August 1, 2003

GRAHAM T. ALLISON, JR.*
----------------------------
Graham T. Allison, Jr.          Trustee                                  August 1, 2003

EDWARD A. BENJAMIN*
----------------------------
Edward A. Benjamin              Trustee                                  August 1, 2003

ROBERT BLANDING*
----------------------------
Robert Blanding                 Chief Executive Officer; Trustee         August 1, 2003

DANIEL M. CAIN*
----------------------------
Daniel M. Cain                  Trustee                                  August 1, 2003

PAUL G. CHENAULT*
----------------------------
Paul G. Chenault                Trustee                                  August 1, 2003

KENNETH J. COWAN*
----------------------------
Kenneth J. Cowan                Trustee                                  August 1, 2003

RICHARD DARMAN*
----------------------------
Richard Darman                  Trustee                                  August 1, 2003

JOHN T. HAILER*
----------------------------
John T. Hailer                  President; Trustee                       August 1, 2003

SANDRA O. MOOSE*
----------------------------
Sandra O. Moose                 Trustee                                  August 1, 2003

JOHN A. SHANE*
----------------------------
John A. Shane                   Trustee                                  August 1, 2003

PENDLETON P. WHITE*
----------------------------
Pendleton P. White              Trustee                                  August 1, 2003

                                                     *By: /s/ John E. Pelletier
                                                          ---------------------
                                                          John E. Pelletier
                                                          Attorney-In-Fact**
                                                          August 1, 2003

   ** Powers of Attorney are incorporated by reference to the Exhibit to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A under the Securities Act filed with the SEC on June 20, 2003.

                             LOOMIS SAYLES FUNDS II
                                  EXHIBIT INDEX

                        Exhibits for Item 16 of Form N-14

Exhibit    Description

(1)(a)     Amendment No. 1 to Agreement and Declaration of Trust
(7)(a) Distribution Agreement between Registrant and CDC IXIS Asset Management Distributors, L.P.
(7)(b) Form of Dealer Agreement used by CDC IXIS Asset Management Distributors, L.P.
(10)(a)    Form of Amended and Restated Rule 18f-3 Plan
(10)(b)    Distribution Plan for Class A Shares of Loomis Sayles Growth Fund
(10)(c)    Distribution Plan for Class B Shares of Loomis Sayles Growth Fund
(10)(d)    Distribution Plan for Class C Shares of Loomis Growth Fund
(11)       Opinion and Consent of Ropes & Gray LLP
(13)(d)    Assignment of Administrative Services Agreement
(14)       Consent of PricewaterhouseCoopers LLP
(17)(a)    Form of Proxy